DREYFUS FOUNDERS FUNDS, INC.
CLASS A, CLASS B, CLASS C, CLASS F, CLASS R AND CLASS T SHARES

--------------------------------------------------------------------------------
STATEMENT OF ADDITIONAL INFORMATION

May 1, 2001
--------------------------------------------------------------------------------

This Statement of Additional Information ("SAI") relates to the eleven investment portfolios (the "Funds") of Dreyfus Founders Funds, Inc. (the "Company"):


Dreyfus Founders Balanced Fund
Dreyfus Founders Discovery Fund*
Dreyfus Founders Focus Fund
Dreyfus Founders Government Securities Fund Dreyfus Founders Growth Fund Dreyfus Founders Growth and Income Fund Dreyfus Founders International Equity Fund Dreyfus Founders Mid-Cap Growth Fund Dreyfus Founders Money Market Fund Dreyfus Founders Passport Fund Dreyfus Founders Worldwide Growth Fund


      This SAI, which is not a prospectus, supplements and should be read in conjunction with the Company's current Prospectuses, each dated May 1, 2001, as they may be revised from time to time. To obtain a copy of the Company's Prospectuses for its Class A, Class B, Class C, Class R and Class T shares of any one or more of the Funds, please write to the Company at 144 Glenn Curtiss Boulevard, Uniondale, New York, 11556-0144 or call one of the following numbers:

            Call Toll Free 1-800-554-4611
            In New York City -- Call 718-895-1206
            Outside the U.S. -- Call 516-794-5452

To obtain a copy of the Company's Prospectus for its Class F shares of any one or more of the Funds, please write to the Company at P.O. Box 173655, Denver, Colorado 80217-3655 or call 1-800-525-2440.

FINANCIAL STATEMENTS

The Funds' audited financial statements and accompanying notes for the fiscal year ended December 31, 2000, and the report of PricewaterhouseCoopers LLP with respect to such financial statements, appear in the Funds' 2000 annual report and are incorporated by reference in this SAI. The Funds' annual report contains additional performance information and is available without charge by calling any of the telephone numbers shown above.


* Discovery Fund has discontinued public sales of its shares to new investors, but shareholders who have open Discovery Fund accounts may make additional investments and reinvest dividends and capital gains distributions in their accounts. Participants in certain retirement plans which have established Discovery Fund as an investment option may open new Discovery Fund accounts through their plans. If a Discovery Fund account is closed, additional investments in Discovery Fund may not be possible.

                                TABLE OF CONTENTS


DREYFUS FOUNDERS FUNDS, INC..................................................1

INVESTMENT OBJECTIVES AND RESTRICTIONS.......................................1

  FUNDAMENTAL INVESTMENT RESTRICTIONS........................................2
  NON-FUNDAMENTAL INVESTMENT RESTRICTIONS....................................3

INVESTMENT STRATEGIES AND RISKS..............................................4

  TEMPORARY DEFENSIVE INVESTMENTS............................................4
  PORTFOLIO TURNOVER.........................................................5
  HEDGING AND DERIVATIVE INSTRUMENTS.........................................6
    Options on Securities Indices and Securities.............................6
    Futures Contracts........................................................9
    Options on Futures Contracts............................................12
    Options on Foreign Currencies...........................................13
    Risk Factors of Investing in Futures and Options........................14
  FOREIGN SECURITIES AND ADRS...............................................15
  FORWARD CONTRACTS FOR PURCHASE OR SALE OF FOREIGN CURRENCIES..............16
  SECURITIES THAT ARE NOT READILY MARKETABLE................................19
  RULE 144A SECURITIES......................................................19
  FIXED-INCOME SECURITIES...................................................20
  FOREIGN BANK OBLIGATIONS..................................................22
  REPURCHASE AGREEMENTS.....................................................22
  CONVERTIBLE SECURITIES....................................................23
  GOVERNMENT SECURITIES.....................................................23
  MORTGAGE-RELATED SECURITIES...............................................24
    Mortgage Pass-Through Securities........................................24
    Collateralized Mortgage Obligations.....................................26
    Risks of Mortgage-Related Securities....................................26
  COMMERCIAL PAPER AND OTHER CASH SECURITIES................................27
  WHEN-ISSUED SECURITIES....................................................28
  BORROWING.................................................................28
  SECURITIES OF OTHER INVESTMENT COMPANIES..................................28
  CERTAIN INVESTMENTS.......................................................29

DIRECTORS AND OFFICERS......................................................29

  DIRECTORS.................................................................29
  COMMITTEES................................................................32
  DIRECTOR COMPENSATION.....................................................32
  OFFICERS..................................................................33

INVESTMENT ADVISER, DISTRIBUTOR AND OTHER SERVICE PROVIDERS.................35

  INVESTMENT ADVISER........................................................35
  DISTRIBUTOR...............................................................42
  TRANSFER AGENTS AND CUSTODIAN.............................................44

PURCHASE OF SHARES..........................................................45

    General.................................................................45
    Class A Shares..........................................................48
    Class B Shares..........................................................50
    Class C Shares..........................................................50
    Class B and C Shares....................................................50
    Class F and Class R Shares..............................................50
    Class T Shares..........................................................50
    Dealer Reallowance - Class A and Class T Shares.........................52
    Sales Loads -- Class A and Class T Shares...............................52
    Right of Accumulation -- Class A and Class T Shares.....................53
    TeleTransfer Privilege..................................................54
    Reopening an Account....................................................54

DISTRIBUTION PLANS AND SHAREHOLDER SERVICES PLAN............................55

  DISTRIBUTION PLANS........................................................55
    Class B, Class C and Class T Shares.....................................55
    Class F Shares..........................................................57
    Provisions Applicable to All Classes....................................58
  SHAREHOLDER SERVICES PLAN.................................................59

REDEMPTION OF SHARES........................................................61

    General.................................................................61
    Contingent Deferred Sales Charge -- Class B Shares......................61
    Contingent Deferred Sales Charge -- Class C Shares......................63
    Waiver of CDSC..........................................................63
    Redemption Through a Selected Dealer....................................63
    Reinvestment Privilege..................................................64
    TeleTransfer Privilege..................................................64
    Redemption Commitment...................................................64
    Redemption Payments; Suspension of Redemptions..........................65
    Transactions through Third Parties......................................65

SHAREHOLDER SERVICES........................................................65

    Fund Exchanges for Classes A, B, C, R and T.............................65
    Auto-Exchange Privilege.................................................67
    Automatic Asset Builder(R)................................................68
    Government Direct Deposit Privilege.....................................68
    Dividend Options........................................................68
    Automatic Withdrawal Plan...............................................69
    Letter of Intent -- Class A and Class T Shares..........................69
    Payroll Savings Plan....................................................70
    Corporate Pension/Profit-Sharing and Personal Retirement Plans..........70
    Class F Shareholder Services............................................71
    Company Policy Regarding Market Timing Activities.......................71

OTHER SERVICES..............................................................72

  FUND ACCOUNTING AND ADMINISTRATIVE SERVICES AGREEMENT.....................72
  SHAREHOLDER SERVICES AGREEMENT............................................73

BROKERAGE ALLOCATION........................................................73

CAPITAL STOCK...............................................................80

PRICING OF SHARES...........................................................83

    Money Market Fund.......................................................84
    Options.................................................................85

DIVIDENDS, DISTRIBUTIONS AND TAXES..........................................85

YIELD AND PERFORMANCE INFORMATION...........................................90

ADDITIONAL INFORMATION......................................................96

  CODE OF ETHICS............................................................96
  INDEPENDENT ACCOUNTANTS...................................................98
  REGISTRATION STATEMENT....................................................98

APPENDIX....................................................................99

  RATINGS OF CORPORATE BONDS................................................99
  RATINGS OF COMMERCIAL PAPER..............................................101
  RATINGS OF PREFERRED STOCK...............................................102

--------------------------------------------------------------------------------
                          DREYFUS FOUNDERS FUNDS, INC.
--------------------------------------------------------------------------------

      Dreyfus Founders Funds, Inc. is registered with the Securities and Exchange Commission ("SEC") as an open-end management investment company, known as a mutual fund. The Company was incorporated on June 19, 1987 under the laws of the State of Maryland as "Founders Funds, Inc." On December 31, 1999, its name was changed to "Dreyfus Founders Funds, Inc."

      All of the Company's series Funds, with the exception of Focus Fund, are diversified portfolios. This means that, with respect to at least 75% of a Fund's total assets, the Fund will not invest more than 5% of its total assets in the securities of any single issuer (other than U.S. government securities), and will not purchase more than 10% of the outstanding voting securities of any single issuer. Focus Fund is a non-diversified portfolio, which means that it can invest up to 100% of its total assets in excess of these limitations. A Fund may not change its status from a diversified portfolio to a non-diversified portfolio without approval by the holders of a majority, as defined in the Investment Company Act of 1940 (the "1940 Act"), of such Fund's outstanding voting shares.

      On April 30, 1999, Founders Blue Chip Fund changed its name to Founders Growth and Income Fund, and Founders Special Fund changed its name to Founders Mid-Cap Growth Fund. On August 13, 1999, Founders Frontier Fund was merged with and into Founders Discovery Fund. On December 31, 1999, Focus Fund commenced operations, and the Funds changed their respective names from "Founders" to "Dreyfus Founders."

      Founders Asset Management LLC ("Founders") serves as each Fund's investment adviser.

      Dreyfus Service Corporation ("DSC") is the Distributor of each Fund's shares.

--------------------------------------------------------------------------------
                     INVESTMENT OBJECTIVES AND RESTRICTIONS
--------------------------------------------------------------------------------

      The investment objective of each Fund is fundamental and may not be changed, as to a Fund, without approval by the holders of a majority, as defined in the 1940 Act, of such Fund's outstanding voting shares. The investment objective of each Fund is set forth below:

                   Fund                         Investment Objective
      -------------------------------  ---------------------------------------
      Balanced                         Current income and capital
                                       appreciation
      Discovery                        Capital appreciation
      Focus                            Long-term growth of capital
      Government Securities            Current income
      Growth                           Long-term growth of capital
      Growth and Income                Long-term growth of capital and income
      International Equity             Long-term growth of capital
      Mid-Cap Growth                   Capital appreciation
      Money Market                     Maximum current income consistent
                                       with the preservation of capital and
                                       liquidity
      Passport                         Capital appreciation
      Worldwide Growth                 Long-term growth of capital

      In addition, each Fund has adopted investment restrictions numbered 1 through 7 below as fundamental policies. These restrictions cannot be changed, as to a Fund, without approval by the holders of a majority, as defined in the 1940 Act, of such Fund's outstanding voting shares. Investment restrictions number 8 through 14 below are non-fundamental policies and may be changed, as to a Fund, by vote of a majority of the members of the Company's Board of Directors (the "Board") at any time. If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limits that results from a change in values or net assets will not be considered a violation.

FUNDAMENTAL INVESTMENT RESTRICTIONS

      No Fund may:

      1.....Invest 25% or more of the value of its total assets in the securities of issuers having their principal business activities in the same industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and, with respect to Money Market Fund, the limitation shall not apply to obligations of domestic commercial banks.

      2.....Invest in physical commodities, except that a Fund may purchase and sell foreign currency, options, forward contracts, futures contracts (including those relating to indices), options on futures contracts or indices, and other financial instruments, and may invest in securities of issuers which invest in physical commodities or such instruments.

      3.....Invest in real estate, real estate mortgage loans or other illiquid interests in real estate, including limited partnership interests therein, except that a Fund may invest in securities of issuers which invest in real estate, real estate mortgage loans, or other illiquid interests in real estate. A Fund may also invest in readily marketable interests in real estate investment trusts.

      4.....Borrow money, except to the extent permitted under the 1940 Act, which currently limits borrowing to no more than 33 1/3% of the value of the Fund's total assets. For purposes of this investment restriction, investments in options, forward contracts, futures contracts (including those relating to indices), options on futures contracts or indices, and other financial instruments or transactions for which assets are required to be segregated including, without limitation, reverse repurchase agreements, shall not constitute borrowing.

      5.....Lend any security or make any loan if, as a result, more than 33
1/3% of its total assets would be lent to other parties, but this limitation does not apply to the purchase of debt securities or to repurchase agreements.

      6.....Act as an underwriter of securities of other issuers, except to the extent a Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in connection with disposing of portfolio securities.

      7.....Issue any senior security, except as permitted under the 1940 Act and except to the extent that the activities permitted by the Fund's other investment restrictions may be deemed to give rise to a senior security.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

      No Fund may:

      8.....With the exception of Focus Fund, purchase the securities of any issuer if, as a result, more than 5% of its total assets would be invested in the securities of that issuer, except that obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities may be purchased without regard to any such limitation.

      9.....With the exception of Focus Fund, purchase the securities of any issuer if such purchase would cause the Fund to hold more than 10% of the outstanding voting securities of such issuer.

      10....Purchase securities on margin, except to obtain such short-term credits as may be necessary for the clearance of transactions, and except that a Fund may make margin deposits in connection with transactions in forward contracts, futures contracts (including those relating to indices), options on futures contracts or indices, and other financial instruments, and to the extent necessary to effect transactions in foreign jurisdictions.

      11....Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the purchase of securities on a when-issued or forward commitment basis and the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts (including those relating to indices) and options on futures contracts or indices.

      12....Enter into repurchase agreements providing for settlement in more than seven days or purchase securities which are not readily marketable if, in the aggregate, more than 15% of the value of its net assets would be so invested (10% in the case of Money Market Fund).

      13....Sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short; provided, however, that this restriction shall not prevent a Fund from entering into short positions in foreign currency, futures contracts, options, forward contracts, and other financial instruments.

      14....Government Securities Fund may not invest more than 5% of the value of its net assets in equity securities.

      In applying the limitations on investments in any one industry set forth in restriction 1, above, the Funds use industry classifications based, where applicable, on information published by Standard & Poor's, FactSet, Bloomberg L.P. and Bridge Information Systems, and/or the prospectus of the issuing company. Selection of an appropriate industry classification resource will be made by Founders in the exercise of its reasonable discretion.

      Except for the Funds' fundamental investment objectives and the fundamental restrictions numbered 1 through 7 above, the strategies and policies used by the Funds in pursuing their objectives may be changed by the Board without shareholder approval.


--------------------------------------------------------------------------------
                         INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

      The Prospectuses discuss the principal investment strategies and risks of the Funds. This section of the SAI explains certain of these strategies and their associated risks in more detail. This section also explains other strategies used in managing the Funds that may not be considered "principal investment strategies" and discusses the risks associated with these strategies.

TEMPORARY DEFENSIVE INVESTMENTS

      In times of unstable or adverse market or economic conditions, up to 100% of the assets of the Funds can be invested in temporary defensive instruments in an effort to enhance liquidity or preserve capital. Temporary defensive investments generally would include cash, cash equivalents such as commercial paper, money market instruments, short-term debt securities, U.S. government securities, or repurchase agreements. The Funds could also hold these types of securities pending the investment of proceeds from the sale of Fund shares or portfolio securities, or to meet anticipated redemptions of Fund shares. To the extent a Fund invests defensively in these securities, it might not achieve its investment objective.

PORTFOLIO TURNOVER

      During the fiscal years ended 2000 and 1999, respectively, the portfolio turnover rate for each of the Funds was as follows: Balanced Fund 126% and 218%; Discovery Fund - 108% and 157%; Focus Fund 372% and 0%*; Government Securities Fund - 88% and 127%; Growth Fund - 182% and 117%; Growth and Income Fund - 165% and 165%; International Equity Fund - 184% and 205%; Mid-Cap Growth Fund - 226% and 186%; Passport Fund - 535% and 330%; and Worldwide Growth Fund - 210% and 157%. The increased portfolio turnover rates of Growth Fund, Passport Fund and Worldwide Growth Fund in 2000 as compared to 1999 were a result of extreme market volatility and changing economic conditions. Balanced Fund's portfolio turnover rate for 2000 decreased as compared to 1999 as a result of the portfolio management style of the portfolio manager who assumed responsibility for managing the Fund in December 1999.

      *Focus Fund's inception date was 12/31/99

      A 100% portfolio turnover rate would occur if all of the securities in the portfolio were replaced during the period. Portfolio turnover rates for certain of the Funds are higher than those of other mutual funds. Although each Fund purchases and holds securities with the goal of meeting its investment objectives, portfolio changes are made whenever Founders believes they are advisable, usually without reference to the length of time that a security has been held. The Funds may, therefore, engage in a significant number of short-term transactions. Portfolio turnover rates may also increase as a result of the need for a Fund to effect significant amounts of purchases or redemptions of portfolio securities due to economic, market, or other factors that are not within Founders' control. Balanced Fund does not anticipate any significant differences between the portfolio turnover rates of the common stock portion of its investment portfolios and the rate of turnover of the remainder of its securities holdings.

      Higher portfolio turnover rates increase the brokerage costs a Fund pays and may adversely affect its performance. If a Fund realizes capital gains when it sells portfolio investments, it generally must pay those gains out to shareholders, increasing their taxable distributions. This may adversely affect the after-tax performance of the Funds for shareholders with taxable accounts.

HEDGING AND DERIVATIVE INSTRUMENTS

      In order to hedge their portfolios, the Funds may enter into futures contracts (including those related to indices) and forward contracts, and may purchase and/or write (sell) options on securities, securities indices, futures contracts and foreign currencies. Each of these instruments is sometimes referred to as a "derivative," since its value is derived from an underlying security, index or other financial instrument.

      OPTIONS ON SECURITIES INDICES AND SECURITIES. An option is a right to buy or sell a security or securities index at a specified price within a limited period of time. For the right to buy or sell the underlying instrument (e.g., individual securities or securities indices), the buyer pays a premium to the seller (the "writer" of the option). Options have standardized terms, including the exercise price and expiration time. The current market value of a traded option is the last sales price or, in the absence of a sale, the last offering price. The market value of an option will usually reflect, among other factors, the market price of the underlying security. When the market value of an option appreciates, the purchaser may realize a gain by exercising the option and selling the underlying security, or by selling the option on an exchange (provided that a liquid secondary market is available). If the underlying security does not reach a price level that would make exercise profitable, the option generally will expire without being exercised and the writer will realize a gain in the amount of the premium. However, the gain may be offset by a decline in the market value of the underlying security. If an option is exercised, the proceeds of the sale of the underlying security by the writer are increased by the amount of the premium and the writer realizes a gain or loss from the sale of the security.

      So long as a secondary market remains available on an exchange, the writer of an option traded on that exchange ordinarily may terminate his obligation prior to the assignment of an exercise notice by entering into a closing purchase transaction. The cost of a closing purchase transaction, plus transaction costs, may be greater than the premium received upon writing the original option, in which event the writer will incur a loss on the transaction. However, because an increase in the market price of an option generally reflects an increase in the market price of the underlying security, any loss resulting from a closing purchase transaction is likely to be offset in whole or in part by appreciation of the underlying security that the writer continues to own.

      All of the Funds (except Money Market Fund) may write (sell) options on their portfolio securities. The Funds retain the freedom to write options on any or all of their portfolio securities and at such time and from time to time as Founders shall determine to be appropriate. The extent of a Fund's option writing activities will vary from time to time depending upon Founders' evaluation of market, economic and monetary conditions.

      When a Fund purchases a security with respect to which it intends to write an option, it is likely that the option will be written concurrently with or shortly after purchase. The Fund will write an option on a particular security only if Founders believes that a liquid secondary market will exist on an exchange for options of the same series, which will permit the Fund to enter into a closing purchase transaction and close out its position. If the Fund desires to sell a particular security on which it has written an option, it will effect a closing purchase transaction prior to or concurrently with the sale of the security.

      A Fund may enter into closing purchase transactions to reduce the percentage of its assets against which options are written, to realize a profit on a previously written option, or to enable it to write another option on the underlying security with either a different exercise price or expiration time or both.

      Options written by a Fund will normally have expiration dates between three and nine months from the date written. The exercise prices of options may be below, equal to or above the current market values of the underlying securities at the times the options are written. From time to time for tax and other reasons, the Fund may purchase an underlying security for delivery in accordance with an exercise notice assigned to it, rather than delivering such security from its portfolio.

      All of the Funds (except Money Market Fund) may purchase options on securities indices. A securities index measures the movement of a certain group of securities by assigning relative values to the stocks included in the index. Options on securities indices are similar to options on securities. However, because options on securities indices do not involve the delivery of an underlying security, the option represents the holder's right to obtain from the writer in cash a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the exercise date. The Funds purchase put options on stock indices to protect the Funds' portfolios against decline in value. The Funds purchase call options on stock indices to establish a position in equities as a temporary substitute for purchasing individual stocks that then may be acquired over the option period in a manner designed to minimize adverse price movements. Purchasing put and call options on securities indices also permits greater time for evaluation of investment alternatives. When Founders believes that the trend of stock prices may be downward, particularly for a short period of time, the purchase of put options on securities indices may eliminate the need to sell less liquid securities and possibly repurchase them later. The purpose of these transactions is not to generate gain, but to "hedge" against possible loss. Therefore, successful hedging activity will not produce net gain to the Funds. Any gain in the price of a call option is likely to be offset by higher prices a Fund must pay in rising markets, as cash reserves are invested. In declining markets, any increase in the price of a put option is likely to be offset by lower prices of stocks owned by a Fund.

      Upon purchase by a Fund of a call on a securities index, the Fund pays a premium and has the right during the call period to require the seller of such a call, upon exercise of the call, to deliver to the Fund an amount of cash if the closing level of the securities index upon which the call is based is above the exercise price of the call. This amount of cash is equal to the difference between the closing price of the index and the lesser exercise price of the call. Upon purchase by the Fund of a put on a securities index, the Fund pays a premium and has the right during the put period to require the seller of such a put, upon exercise of the put, to deliver to the Fund an amount of cash if the closing level of the securities index upon which the put is based is below the exercise price of the put. This amount of cash is equal to the difference between the exercise price of the put and the lesser closing level of the securities index. Buying securities index options permits the Funds, if cash is deliverable to them during the option period, either to sell the option or to require delivery of the cash. If such cash is not so deliverable, and as a result the option is not exercised or sold, the option becomes worthless at its expiration date.

      The Funds may purchase only those put and call options that are listed on a domestic exchange or quoted on the automatic quotation system of the National Association of Securities Dealers, Inc. ("NASDAQ"). Options traded on stock exchanges are either broadly based, such as the Standard & Poor's 500 Stock Index and 100 Stock Index, or involve stocks in a designated industry or group of industries. The Funds may utilize either broadly based or market segment indices in seeking a better correlation between the indices and the Funds' portfolios.

      Transactions in options are subject to limitations, established by each of the exchanges upon which options are traded, governing the maximum number of options that may be written or held by a single investor or group of investors acting in concert, regardless of whether the options are held in one or more accounts. Thus, the number of options a Fund may hold may be affected by options held by other advisory clients of Founders. As of the date of this SAI, Founders believes that these limitations will not affect the purchase of securities index options by the Funds.

      The value of a securities index option depends upon movements in the level of the securities index rather than the price of particular securities. Whether a Fund will realize a gain or a loss from its option activities depends upon movements in the level of securities prices generally or in an industry or market segment, rather than movements in the price of a particular security. Purchasing call and put options on securities indices involves the risk that Founders may be incorrect in its expectations as to the extent of the various securities market movements or the time within which the options are based. To compensate for this imperfect correlation, a Fund may enter into options transactions in a greater dollar amount than the securities being hedged if the historical volatility of the prices of the securities being hedged is different from the historical volatility of the securities index.

      One risk of holding a put or a call option is that if the option is not sold or exercised prior to its expiration, it becomes worthless. However, this risk is limited to the premium paid by the Fund. Other risks of purchasing options include the possibility that a liquid secondary market may not exist at a time when the Fund may wish to close out an option position. It is also possible that trading in options on securities indices might be halted at a time when the securities markets generally remain open. In cases where the market value of an issue supporting a covered call option exceeds the strike price plus the premium on the call, the portfolio will lose the right to appreciation of the stock for the duration of the option.

      FUTURES CONTRACTS. All of the Funds (except Money Market Fund) may enter into futures contracts for hedging purposes. U.S. futures contracts are traded on exchanges that have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC") and must be executed through a futures commission merchant (an "FCM") or brokerage firm that is a member of the relevant contract market. Although futures contracts by their terms call for the delivery or acquisition of the underlying commodities or a cash payment based on the value of the underlying commodities, in most cases the contractual obligation is offset before the delivery date of the contract by buying, in the case of a contractual obligation to sell, or selling, in the case of a contractual obligation to buy, an identical futures contract on a commodities exchange. Such a transaction cancels the obligation to make or take delivery of the commodities.

      The acquisition or sale of a futures contract could occur, for example, if a Fund held or considered purchasing equity securities and sought to protect itself from fluctuations in prices without buying or selling those securities. For example, if prices were expected to decrease, a Fund could sell equity index futures contracts, thereby hoping to offset a potential decline in the value of equity securities in the portfolio by a corresponding increase in the value of the futures contract position held by the Fund and thereby prevent the Fund's net asset value from declining as much as it otherwise would have. A Fund also could protect against potential price declines by selling portfolio securities and investing in money market instruments. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique would allow the Fund to maintain a defensive position without having to sell portfolio securities.

      Similarly, when prices of equity securities are expected to increase, futures contracts could be bought to attempt to hedge against the possibility of having to buy equity securities at higher prices. This technique is sometimes known as an anticipatory hedge. Since the fluctuations in the value of futures contracts should be similar to those of equity securities, a Fund could take advantage of the potential rise in the value of equity securities without buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Fund could buy equity securities on the cash market.

      The Funds also may enter into interest rate and foreign currency futures contracts. Interest rate futures contracts currently are traded on a variety of fixed-income securities, including long-term U.S. Treasury bonds, Treasury notes, Government National Mortgage Association modified pass-through mortgage-backed securities, U.S. Treasury bills, bank certificates of deposit and commercial paper. Foreign currency futures contracts currently are traded on the British pound, Canadian dollar, Japanese yen, Swiss franc, Eurodollar deposits, Mexican peso, Australian dollar and the Brazilian real.

      Futures contracts entail risks. Although Founders believes that use of such contracts could benefit the Funds, if Founders' investment judgment were incorrect, a Fund's overall performance could be worse than if the Fund had not entered into futures contracts. For example, if a Fund hedged against the effects of a possible decrease in prices of securities held in the Fund's portfolio and prices increased instead, the Fund would lose part or all of the benefit of the increased value of these securities because of offsetting losses in the Fund's futures positions. In addition, if the Fund had insufficient cash, it might have to sell securities from its portfolio to meet margin requirements. Those sales could be at increased prices that reflect the rising market and could occur at a time when the sales would be disadvantageous to the Fund.

      The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, the ability of investors to close out futures contracts through offsetting transactions could distort the normal price relationship between the cash and futures markets. Second, to the extent participants decide to make or take delivery, liquidity in the futures markets could be reduced and prices in the futures markets distorted. Third, from the point of view of speculators, the margin deposit requirements in the futures markets are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures markets may cause temporary price distortions. Due to the possibility of the foregoing distortions, a correct forecast of general price trends still may not result in a successful use of futures.

      The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to the Funds would not match exactly a Fund's current or potential investments. A Fund might buy or sell futures contracts based on underlying instruments with different characteristics from the securities in which it would typically invest -- for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities -- which involves a risk that the futures position might not correlate precisely with the performance of the Fund's investments.

      Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments closely correlate with a Fund's investments. Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instruments, and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between a Fund's investments and its futures positions could also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. A Fund would be able to buy or sell futures contracts with a greater or lesser value than the securities it wished to hedge or was considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this might not be successful in all cases. If price changes in the Fund's futures positions were poorly correlated with its other investments, its futures positions could fail to produce desired gains or result in losses that would not be offset by the gains in the Fund's other investments.

      A Fund will not, as to any positions, whether long, short or a combination thereof, enter into futures and options thereon for which the aggregate initial margins and premiums exceed 5% of the fair market value of its total assets after taking into account unrealized profits and losses on options entered into. In the case of an option that is "in-the-money," the in-the-money amount may be excluded in computing such 5%. In general a call option on a future is "in-the-money" if the value of the future exceeds the exercise ("strike") price of the call; a put option on a future is "in-the-money" if the value of the future that is the subject of the put is exceeded by the strike price of the put. The Funds may use futures and options thereon solely for bona fide hedging or for other non-speculative purposes. As to long positions that are used as part of a Fund's portfolio strategies and are incidental to its activities in the underlying cash market, the "underlying commodity value" of the Fund's futures and options thereon must not exceed the sum of (i) cash set aside in an identifiable manner, or short-term U.S. debt obligations or other dollar-denominated high-quality, short-term money instruments so set aside, plus sums deposited on margin; (ii) cash proceeds from existing investments due in 30 days; and (iii) accrued profits held at the futures commission merchant. The "underlying commodity value" of a future is computed by multiplying the size of the future by the daily settlement price of the future. For an option on a future, that value is the underlying commodity value of the future underlying the option.

      Unlike the situation in which a Fund purchases or sells a security, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Instead, the Fund is required to deposit in a segregated asset account an amount of cash or qualifying securities (currently U.S. Treasury bills), currently in a minimum amount of $15,000. This is called "initial margin." Such initial margin is in the nature of a performance bond or good faith deposit on the contract. However, since losses on open contracts are required to be reflected in cash in the form of variation margin payments, the Fund may be required to make additional payments during the term of a contract to its broker. Such payments would be required, for example, when, during the term of an interest rate futures contract purchased by the Fund, there was a general increase in interest rates, thereby making the Fund's portfolio securities less valuable. In all instances involving the purchase of financial futures contracts by a Fund, an amount of cash together with such other securities as permitted by applicable regulatory authorities to be utilized for such purpose, at least equal to the market value of the futures contracts, will be deposited in a segregated account with the Fund's custodian to collateralize the position. At any time prior to the expiration of a futures contract, the Fund may elect to close its position by taking an opposite position that will operate to terminate the Fund's position in the futures contract.

      Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three business days for most types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it would be impossible for a Fund to enter into new positions or close out existing positions. If the secondary market for a futures contract were not liquid because of price fluctuation limits or otherwise, a Fund would not promptly be able to liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, a Fund's access to other assets held to cover its futures positions also could be impaired.

      OPTIONS ON FUTURES CONTRACTS. All of the Funds (except Money Market Fund) may purchase put and call options on futures contracts. An option on a futures contract provides the holder with the right to enter into a "long" position in the underlying futures contract, in the case of a call option, or a "short" position in the underlying futures contract, in the case of a put option, at a fixed exercise price to a stated expiration date. Upon exercise of the option by the holder, a contract market clearinghouse establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position, in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of futures contracts, such as payment of variation margin deposits.

      A position in an option on a futures contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

      An option, whether based on a futures contract, a stock index or a security, becomes worthless to the holder when it expires. Upon exercise of an option, the exchange or contract market clearinghouse assigns exercise notices on a random basis to those of its members that have written options of the same series and with the same expiration date. A brokerage firm receiving such notices then assigns them on a random basis to those of its customers that have written options of the same series and expiration date. A writer therefore has no control over whether an option will be exercised against it, nor over the time of such exercise.

      The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. See "Options on Securities and Securities Indices," above. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of the option may or may not be less risky than ownership of the futures contract or the underlying instrument. As with the purchase of futures contracts, when a Fund is not fully invested it could buy a call option on a futures contract to hedge against a market advance.

      The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Fund would be able to buy a put option on a futures contract to hedge the Fund's portfolio against the risk of falling prices.

      The amount of risk a Fund would assume, if it bought an option on a futures contract, would be the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not fully be reflected in the value of the options bought.

      OPTIONS ON FOREIGN CURRENCIES. All of the Funds (except Money Market Fund) may buy and sell options on foreign currencies for hedging purposes in a manner similar to that in which futures on foreign currencies would be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated would reduce the U.S. dollar value of such securities, even if their value in the foreign currency remained constant. In order to protect against such diminutions in the value of portfolio securities, a Fund could buy put options on the foreign currency. If the value of the currency declines, the Fund would have the right to sell such currency for a fixed amount in U.S. dollars and would thereby offset, in whole or in part, the adverse effect on its portfolio that otherwise would have resulted. Conversely, when a rise is projected in the U.S. dollar value of a currency in which securities to be acquired are denominated, thereby increasing the cost of such securities, the Fund could buy call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates.

      Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

      The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities, and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices, or prohibitions on exercise.

      RISK FACTORS OF INVESTING IN FUTURES AND OPTIONS. The successful use of the investment practices described above with respect to futures contracts, options on futures contracts, and options on securities indices, securities, and foreign currencies draws upon skills and experience that are different from those needed to select the other instruments in which the Funds invest. All such practices entail risks and can be highly volatile. Should interest or exchange rates or the prices of securities or financial indices move in an unexpected manner, the Funds may not achieve the desired benefits of futures and options or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to options on currencies and negotiated or over-the-counter instruments, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

      A Fund's ability to dispose of its positions in the foregoing instruments will depend on the availability of liquid markets in the instruments. Markets in a number of the instruments are relatively new and still developing and it is impossible to predict the amount of trading interest that may exist in those instruments in the future. Particular risks exist with respect to the use of each of the foregoing instruments and could result in such adverse consequences to the Funds as the possible loss of the entire premium paid for an option bought by a Fund, the inability of a Fund, as the writer of a covered call option, to benefit from the appreciation of the underlying securities above the exercise price of the option, and the possible need to defer closing out positions in certain instruments to avoid adverse tax consequences. As a result, no assurance can be given that the Funds will be able to use those instruments effectively for the purposes set forth above.

      In addition, options on U.S. Government securities, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges and over-the-counter in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be affected adversely by (i) other complex foreign political and economic factors, (ii) lesser availability than in the

United States of data on which to make trading decisions, (iii) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) low trading volume.

FOREIGN SECURITIES AND ADRS

      The term "foreign securities" refers to securities of issuers, wherever organized, that, in the judgment of Founders, have their principal business activities outside of the United States. The determination of whether an issuer's principal activities are outside of the United States will be based on the location of the issuer's assets, personnel, sales, and earnings, and specifically on whether more than 50% of the issuer's assets are located, or more than 50% of the issuer's gross income is earned, outside of the United States, or on whether the issuer's sole or principal stock exchange listing is outside of the United States. Foreign securities typically will be traded on the applicable country's principal stock exchange but may also be traded on regional exchanges or over-the-counter. In addition, foreign securities may trade in the U.S. securities markets.

      Investments in foreign countries involve certain risks that are not typically associated with U.S. investments. There may be less publicly available information about foreign companies comparable to reports and ratings published about U.S. companies. Foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards and requirements comparable to those applicable to U.S. companies. Some foreign companies may exclude U.S. investors such as the Funds from participating in beneficial corporate actions, such as rights offerings. As a result, the Funds may not realize the same value from a foreign investment as a shareholder residing in that country. There also may be less government supervision and regulation of foreign stock exchanges, brokers and listed companies than in the United States.

      Foreign stock markets may have substantially less trading volume than the New York Stock Exchange, and securities of some foreign companies may be less liquid and may be more volatile than securities of comparable U.S. companies. Brokerage commissions and other transaction costs on foreign securities exchanges generally are higher than in the United States.

      Because investment in foreign companies will usually involve currencies of foreign countries, and because a Fund may temporarily hold funds in bank deposits in foreign currencies during the course of investment programs, the value of the assets of the Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversion between various currencies. A change in the value of any foreign currency relative to the U.S. dollar, when the Fund holds that foreign currency or a security denominated in that foreign currency, will cause a corresponding change in the dollar value of the Fund assets denominated or traded in that country. Moreover, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Fund, political, economic or social instability or diplomatic developments that could affect U.S. investments in foreign countries.

      Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes, thus reducing the net return on such investments compared with U.S. investments. The operating expense ratio of a Fund that invests in foreign securities can be expected to be higher than that of a Fund which invests exclusively in domestic securities, since the expenses of the Fund, such as foreign custodial costs, are higher. In addition, the Fund incurs costs in converting assets from one currency to another.

      In addition, Passport, Worldwide Growth, and International Equity Funds may invest in securities issued by companies located in countries not considered to be major industrialized nations. Such countries are subject to more economic, political and business risk than major industrialized nations, and the securities issued by companies located there are expected to be more volatile, less liquid and more uncertain as to payments of dividends, interest and principal. Such countries may include (but are not limited to) Argentina, Bolivia, Brazil, Chile, China, Colombia, Costa Rica, Croatia, Czech Republic, Ecuador, Egypt, Greece, Hungary, India, Indonesia, Israel, Jordan, Malaysia, Mexico, Nigeria, Pakistan, Paraguay, Peru, Philippines, Poland, Republic of Korea (South Korea), Romania, Russia and the other countries of the former Soviet Union, Slovak Republic, South Africa, Sri Lanka, Taiwan, Thailand, Turkey, Uruguay, Venezuela, and Vietnam.

      American Depositary Receipts and American Depositary Shares (collectively, "ADRs") are receipts representing shares of a foreign corporation held by a U.S. bank that entitle the holder to all dividends and capital gains on the underlying foreign shares. ADRs are denominated in U.S. dollars and trade in the U.S. securities markets. ADRs may be issued in sponsored or unsponsored programs. In sponsored programs, the issuer makes arrangements to have its securities traded in the form of ADRs; in unsponsored programs, the issuer may not be directly involved in the creation of the program. Although the regulatory requirements with respect to sponsored and unsponsored programs are generally similar, the issuers of unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, such information may not be reflected in the market value of the ADRs.

      The percentage limitations on a Fund's ability to invest in foreign securities do not apply to dollar-denominated ADRs that are traded in the U.S. on exchanges or over-the-counter.

FORWARD CONTRACTS FOR PURCHASE OR SALE OF FOREIGN CURRENCIES

      The Funds generally conduct their foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange currency market. When a Fund purchases or sells a security denominated in a foreign currency, it may enter into a forward foreign currency contract ("forward contract") for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transaction. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. In this manner, a Fund may obtain protection against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date the security is purchased or sold and the date upon which payment is made or received. Although such contracts tend to minimize the risk of loss due to the decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might result should the value of such currency increase. The Funds will not speculate in forward contracts.

      Forward contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Generally a forward contract has no deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they buy and sell various currencies. When Founders believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar (or sometimes against another currency), the Funds may each enter into forward contracts to sell, for a fixed-dollar or other currency amount, foreign currency approximating the value of some or all of the Funds' portfolio securities denominated in that currency. In addition, these Funds may engage in "proxy hedging" (i.e., entering into forward contracts to sell a different foreign currency than the one in which the underlying investments are denominated), with the expectation that the value of the hedged currency will correlate with the value of the underlying currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible. The future value of such securities in foreign currencies changes as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it expires. The Funds generally will not enter into forward contracts with a term greater than one year. In addition, the Funds generally will not enter into such forward contracts or maintain a net exposure to such contracts where the fulfillment of the contracts would require the Funds to deliver an amount of foreign currency or a proxy currency in excess of the value of the Funds' portfolio securities or other assets denominated in the currency being hedged. Under normal circumstances, consideration of the possibility of changes in currency exchange rates will be incorporated into the Funds' long-term investment strategies. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the respective Funds' limitation on investing in illiquid securities, as discussed below.

      At the consummation of a forward contract for delivery by a Fund of a foreign currency which has been used as a position hedge, the Fund may either make delivery of the foreign currency or terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase, at the same maturity date, the same amount of the foreign currency. If the Fund chooses to make delivery of the foreign currency, it may be required to obtain such currency through the sale of portfolio securities denominated in such currency or through conversion of other Fund assets into such currency. It is impossible to forecast the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver, and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received on the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

      If a Fund retains the portfolio security and engages in an offsetting transaction, it will incur a gain or loss to the extent that there has been movement in spot or forward contract prices. If any one of the Funds engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

      While forward contracts may be traded to reduce certain risks, trading in forward contracts itself entails certain other risks. Thus, while the Funds may benefit from the use of such contracts, if Founders is incorrect in its forecast of currency prices, a poorer overall performance may result than if a Fund had not entered into any forward contracts. Some forward contracts may not have a broad and liquid market, in which case the contracts may not be able to be closed at a favorable price. Moreover, in the event of an imperfect correlation between the forward contract and the portfolio position that it is intended to protect, the desired protection may not be obtained.

      Dealings in forward contracts will be limited to the transactions described above. Of course, the Funds are not required to enter into such transactions with regard to their foreign currency-denominated securities, and will not do so unless deemed appropriate by Founders. It also should be realized that this method of protecting the value of the Funds' portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that can be achieved at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to the decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might result should the value of such currency increase.

SECURITIES THAT ARE NOT READILY MARKETABLE

      As discussed in the Prospectuses, the Funds may invest up to 15% of the value of their net assets, measured at the time of investment, in investments that are not readily marketable (10% in the case of Money Market Fund). A security which is not "readily marketable" is generally considered to be a security that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which it is valued. Subject to the foregoing 15% and 10% limitations, the Funds may invest in restricted securities. "Restricted" securities generally include securities that are not registered under the Securities Act of 1933 (the "1933 Act") and are subject to legal or contractual restrictions upon resale. Restricted securities nevertheless may be "readily marketable" and can often be sold in privately negotiated transactions or in a registered public offering. There are an increasing number of securities being issued without registration under the 1933 Act for which a liquid secondary market exists among institutional investors such as the Funds. These securities are often called "Rule 144A" securities (see discussion below).

      A Fund may not be able to dispose of a security that is not "readily marketable" at the time desired or at a reasonable price. In addition, in order to resell such a security, a Fund might have to bear the expense and incur the delays associated with effecting registration. In purchasing such securities, no Fund intends to engage in underwriting activities, except to the extent a Fund may be deemed to be a statutory underwriter under the 1933 Act in disposing of such securities.

RULE 144A SECURITIES

      In recent years, a large institutional market has developed for certain securities that are not registered under the 1933 Act. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

      Rule 144A under the 1933 Act establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. The Funds may invest in Rule 144A securities that may or may not be readily marketable. Rule 144A securities are readily marketable if institutional markets for the securities develop pursuant to Rule 144A that provide both readily ascertainable values for the securities and the ability to liquidate the securities when liquidation is deemed necessary or advisable. However, an insufficient number of qualified institutional buyers interested in purchasing a Rule 144A security held by one of the Funds could affect adversely the marketability of the security. In such an instance, the Fund might be unable to dispose of the security promptly or at reasonable prices.

      The Board of Directors of the Company has delegated to Founders the authority to determine whether a liquid market exists for securities eligible for resale pursuant to Rule 144A under the 1933 Act, or any successor to such rule, and whether such securities are not subject to the Funds' limitations on investing in securities that are not readily marketable. Under guidelines established by the directors, Founders will consider the following factors, among others, in making this determination: (1) the unregistered nature of a Rule 144A security; (2) the frequency of trades and quotes for the security; (3) the number of dealers willing to purchase or sell the security and the number of additional potential purchasers; (4) dealer undertakings to make a market in the security; and (5) the nature of the security and the nature of market place trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfers). Founders is required to monitor the readily marketable nature of each Rule 144A security on a basis no less frequently than quarterly. The Funds' directors monitor the determinations of Founders quarterly.

FIXED-INCOME SECURITIES

      Balanced, Discovery, Focus, Growth, Growth and Income, International Equity, Mid-Cap Growth, Passport, and Worldwide Growth are the "Equity Funds." The Equity Funds may purchase convertible securities and preferred stocks rated in medium and lower categories by Moody's or S&P (Ba or lower by Moody's and BB or lower by S&P), but none rated lower than B. The Equity Funds also may invest in unrated convertible securities and preferred stocks if Founders believes they are equivalent in quality to the rated securities that the Funds may buy.

      The Equity Funds will invest in bonds, debentures, and corporate obligations - other than convertible securities and preferred stock - only if they are rated investment grade (Baa, BBB or higher) at the time of purchase, although the Balanced Fund may invest up to 5% of its total assets in lower-grade debt securities. Founders will not invest more than 5% of a Fund's total assets in bonds, debentures, convertible securities, and corporate obligations rated below investment grade, either at the time of purchase or as a result of a rating reduction after purchase, or in unrated securities believed by Founders to be equivalent in quality to securities rated below investment grade. This 5% limitation does not apply to preferred stocks. Government Securities and Money Market Funds do not invest in such lower-grade securities.

      Investments in lower rated or unrated securities are generally considered to be of high risk. Lower rated debt securities, commonly referred to as junk bonds, are generally subject to two kinds of risk, credit risk and interest rate risk. Credit risk relates to the ability of the issuer to meet interest or principal payments, or both, as they come due. The ratings given a security by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's ("S&P") provide a generally useful guide as to such credit risk. The Appendix to this Statement of Additional Information provides a description of such debt security ratings. The lower the rating given a security by a rating service, the greater the credit risk such rating service perceives to exist with respect to the security. Increasing the amount of a Fund's assets invested in unrated or lower grade securities, while intended to increase the yield produced by those assets, will also increase the risk to which those assets are subject.

      Interest rate risk relates to the fact that the market values of debt securities in which a Fund invests generally will be affected by changes in the level of interest rates. An increase in interest rates will tend to reduce the market values of such securities, whereas a decline in interest rates will tend to increase their values. Medium and lower rated securities (Baa or BBB and lower) and non-rated securities of comparable quality tend to be subject to wider fluctuations in yields and market values than higher rated securities and may have speculative characteristics. The Funds are not required to dispose of debt securities whose ratings are downgraded below these ratings subsequent to a Fund's purchase of the securities, unless such a disposition is necessary to reduce a Fund's holdings of such securities to less than 5% of its total assets. In order to decrease the risk in investing in debt securities, in no event will a Fund ever invest in a debt security rated below B by Moody's or by S&P. Of course, relying in part on ratings assigned by credit agencies in making investments will not protect the Funds from the risk that the securities in which they invest will decline in value, since credit ratings represent evaluations of the safety of principal, dividend, and interest payments on preferred stocks and debt securities, and not the market values of such securities, and such ratings may not be changed on a timely basis to reflect subsequent events.

      Because investment in medium and lower rated securities involves both greater credit risk and interest rate risk, achievement of the Funds' investment objectives may be more dependent on the investment adviser's own credit analysis than is the case for funds that do not invest in such securities. In addition, the share price and yield of the Equity Funds may fluctuate more than in the case of funds investing in higher quality, shorter term securities. Moreover, a significant economic downturn or major increase in interest rates may result in issuers of lower rated securities experiencing increased financial stress, that would adversely affect their ability to service their principal, dividend, and interest obligations, meet projected business goals, and obtain additional financing. In this regard, it should be noted that while the market for high yield debt securities has been in existence for many years and from time to time has experienced economic downturns in recent years, this market has involved a significant increase in the use of high yield debt securities to fund highly leveraged corporate acquisitions and restructurings. Past experience may not, therefore, provide an accurate indication of future performance of the high yield debt securities market, particularly during periods of economic recession. Furthermore, expenses incurred in recovering an investment in a defaulted security may adversely affect a Fund's net asset value. Finally, while Founders attempts to limit purchases of medium and lower rated securities to securities having an established secondary market, the secondary market for such securities may be less liquid than the market for higher quality securities. The reduced liquidity of the secondary market for such securities may adversely affect the market price of, and ability of a Fund to value, particular securities at certain times, thereby making it difficult to make specific valuation determinations. The Funds do not invest in any medium and lower rated securities that present special tax consequences, such as zero coupon bonds or pay-in-kind bonds.

      Founders seeks to reduce the overall risks associated with the Funds' investments through diversification and consideration of factors affecting the value of securities it considers relevant. No assurance can be given, however, regarding the degree of success that will be achieved in this regard or that the Funds will achieve their investment objectives.

FOREIGN BANK OBLIGATIONS

      The Money Market Fund's foreign investments are limited to dollar-denominated obligations of foreign depository institutions or their U.S. branches, or foreign branches of U.S. depository institutions. The foreign investments of Money Market Fund will be limited primarily to securities of issuers from the major industrialized nations. The other Funds also may invest in obligations of foreign depository institutions or their U.S. branches, or foreign branches of U.S. depository institutions.

      The obligations of foreign branches of U.S. depository institutions purchased by the Funds may be general obligations of the parent depository institution in addition to being an obligation of the issuing branch. These obligations, and those of foreign depository institutions, may be limited by the terms of the specific obligation and by governmental regulation. The payment of these obligations, both interest and principal, also may be affected by governmental action in the country of domicile of the institution or branch, such as imposition of currency controls and interest limitations. In connection with these investments, a Fund will be subject to the risks associated with the holding of portfolio securities overseas, such as possible changes in investment or exchange control regulations, expropriation, confiscatory taxation, or political or financial instability.

      Obligations of U.S. branches of foreign depository institutions may be general obligations of the parent depository institution in addition to being an obligation of the issuing branch, or may be limited by the terms of a specific foreign regulation applicable to the depository institutions and by government regulation (both domestic and foreign).

REPURCHASE AGREEMENTS

      A repurchase agreement is a transaction under which a Fund acquires a security and simultaneously promises to sell that same security back to the seller at a higher price, usually within a seven-day period. The Funds may enter into repurchase agreements with banks or well-established securities dealers meeting criteria established by the Funds' Board of Directors. A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by a Fund and is unrelated to the interest rate on the underlying instrument. In these transactions, the collateral securities acquired by a Fund (including accrued interest earned thereon) must have a total value at least equal to the value of the repurchase agreement, and are held as collateral by the Funds' custodian bank until the repurchase agreement is completed. All repurchase agreements entered into by the Funds are marked to market daily. In the event of default by the seller under a repurchase agreement, the Fund may experience difficulties in exercising its rights to the underlying security and may incur costs in connection with the disposition of that security.

      Repurchase agreements maturing in more than seven days are considered illiquid and will be subject to each Fund's limitation with respect to illiquid securities. For a further explanation, see "Investment Strategies and Risks - Illiquid Securities."

      None of the Funds has adopted any limits on the amounts of its total assets that may be invested in repurchase agreements that mature in less than seven days. Each of the Funds except Money Market Fund may invest up to 15% of the market value of its net assets, measured at the time of purchase, in securities that are not readily marketable, including repurchase agreements maturing in more than seven days. Money Market Fund may enter into repurchase agreements if, as a result thereof, no more than 10% of the market value of its net assets would be invested in securities that are not readily marketable, including repurchase agreements maturing in more than seven days.

CONVERTIBLE SECURITIES

      All Funds except Government Securities and Money Market Funds may buy securities convertible into common stock if, for example, Founders believes that a company's convertible securities are undervalued in the market. Convertible securities eligible for purchase include convertible bonds, convertible preferred stocks, and warrants. A warrant is an instrument issued by a corporation that gives the holder the right to subscribe to a specific amount of the corporation's capital stock at a set price for a specified period of time. Warrants do not represent ownership of the securities, but only the right to buy the securities. The prices of warrants do not necessarily move parallel to the prices of underlying securities. Warrants may be considered speculative in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of a corporation issuing them. Warrant positions will not be used to increase the leverage of a Fund; consequently, warrant positions are generally accompanied by cash positions equivalent to the required exercise amount.

GOVERNMENT SECURITIES

      U.S. government obligations include Treasury bills, notes and bonds; Government National Mortgage Association ("Ginnie Mae") pass-through securities; and issues of U.S. agencies, authorities, and instrumentalities. Obligations of other agencies and instrumentalities of the U.S. government include securities issued by the Federal Farm Credit Bank System ("FFCB"), the Federal Agricultural Mortgage Corporation ("Farmer Mac"), the Federal Home Loan Bank System ("FHLB"), the Financing Corporation ("FICO"), Federal Home Loan Mortgage Corporation ("Freddie Mac"), Federal National Mortgage Association ("Fannie Mae"), the Student Loan Marketing Association ("Sallie Mae"), the Tennessee Valley Authority ("TVA") and the U.S. Small Business Administration ("SBA"). Some government obligations, such as Ginnie Mae pass-through certificates, are supported by the full faith and credit of the United States Treasury. Other obligations, such as securities of the FHLB, are supported by the right of the issuer to borrow from the United States Treasury; and others, such as bonds issued by Fannie Mae (a private corporation), are supported only by the credit of the agency, authority or instrumentality. The Funds also may invest in obligations issued by the International Bank for Reconstruction and Development ("IBRD" or "World Bank").

      All of the Funds with the exception of Money Market Fund may also purchase U.S. Treasury STRIPS (Separate Trading of Registered Interest and Principal of Securities). STRIPS essentially are zero-coupon bonds that are direct obligations of the U.S. Treasury. These bonds do not make regular interest payments; rather, they are sold at a discount from face value, and principal and accrued interest are paid at maturity. STRIPS may experience greater fluctuations in market value due to changes in interest rates and other factors than debt securities that make regular interest payments. A Fund will accrue income on STRIPS for tax and accounting purposes which must be distributed to Fund shareholders even though no cash is received at the time of accrual. Therefore, the Fund may be required to liquidate other portfolio securities in order to meet the Fund's distribution obligations.

      The Funds also may invest in securities issued by foreign governments and/or their agencies, and these are the only types of foreign securities in which the Government Securities Fund may invest. The foreign investments of Government Securities Fund will be limited primarily to securities of issuers from the major industrialized nations. Investments in foreign government securities are subject to many of the same risks that apply to investments in foreign securities generally. See "Investment Strategies and Risks - Foreign Securities and ADRs" above.

MORTGAGE-RELATED SECURITIES

      Government Securities and Balanced Funds may invest in mortgage-related securities, which are interests in pools of mortgage loans made to residential home buyers, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental and government-related organizations (see "Mortgage Pass-Through Securities"). Other Funds also may invest in such securities for temporary defensive purposes. Government Securities Fund also may invest in debt securities that are secured with collateral consisting of mortgage-related securities (see "Collateralized Mortgage Obligations"), and in other types of mortgage-related securities.

      MORTGAGE PASS-THROUGH SECURITIES. Interests in pools of mortgage-related securities differ from other forms of debt securities that normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or at specified call dates. Instead, these securities provide a monthly payment that consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs that may be incurred. Some mortgage-related securities (such as securities issued by Ginnie Mae) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

      Ginnie Mae is the principal governmental guarantor of mortgage-related securities. Ginnie Mae is a wholly owned U.S. government corporation within the Department of Housing and Urban Development. Ginnie Mae is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by Ginnie Mae (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages.

      Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include Fannie Mae and Freddie Mac. Fannie Mae is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers that include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae but are not backed by the full faith and credit of the U.S. government.

      Freddie Mac was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. Freddie Mac issues Participation Certificates ("PCs") that represent interests in conventional mortgages from Freddie Mac's national portfolio. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

      Mortgage-backed securities that are issued or guaranteed by the U.S. government, its agencies or instrumentalities, are not subject to a Fund's industry concentration restrictions, by virtue of the exclusion from that test available to all U.S. government securities. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the Federal Housing Administration or the Department of Veterans Affairs.

      COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Interest and prepaid principal is paid, in most cases, monthly. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Ginnie Mae, Fannie Mae, or Freddie Mac, and their income streams.

      CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

      In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begin to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

      RISKS OF MORTGAGE-RELATED SECURITIES. Investment in mortgage-backed securities poses several risks, including prepayment, market, and credit risk. Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, which may adversely affect the investment's average life and yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Accordingly, amounts available for reinvestment by a Fund are likely to be greater during a period of declining interest rates and, as a result, likely to be reinvested at lower interest rates than during a period of rising interest rates. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions.

      Market risk reflects the risk that the price of the security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and a fund invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold. In addition, as a result of the uncertainty of cash flows of lower tranche CMOs, the market prices of and yield on those tranches generally are more volatile.

      Credit risk reflects the risk that a Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government. With respect to GNMA certificates, although GNMA guarantees timely payment even if homeowners delay or default, tracking the "pass-through" payments may, at times, be difficult.

      The average life of CMOs is determined using mathematical models that incorporate prepayment assumptions and other factors that involve estimates of future economic and market conditions. These estimates may vary from actual future results, particularly during periods of extreme market volatility. In addition, under certain market conditions, such of those that developed in 1994, the average weighted life of mortgage derivative securities may not accurately reflect the price volatility of such securities. For example, in periods of supply and demand imbalances in the market for such securities and/or in periods of sharp interest rate movements, the prices of mortgage derivative securities may fluctuate to a greater extent than would be expected from interest rate movements alone.

      A Fund's investments in CMOs also are subject to extension risk. Extension risk is the possibility that rising interest rates may cause prepayments to occur at a slower than expected rate. This particular risk may effectively change a security that was considered short or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities.

COMMERCIAL PAPER AND OTHER CASH SECURITIES

      Commercial paper purchased by Money Market Fund must be rated by any two nationally recognized statistical rating organizations (NRSROs), or by the only NRSRO that has rated the security, in one of the two highest short-term rating categories, or be comparable unrated securities. However, the Fund may not invest more than 5% of its total assets in securities rated in the second highest rating category. For a list of NRSROs and a description of their ratings, see the Appendix to this SAI.

      A Fund may also acquire certificates of deposit and bankers' acceptances of banks which meet criteria established by the Funds' Board of Directors. A certificate of deposit is a short-term obligation of a bank. A banker's acceptance is a time draft drawn by a borrower on a bank, usually relating to an international commercial transaction.

WHEN-ISSUED SECURITIES

      The Funds (other than Money Market Fund) may purchase securities on a when-issued or delayed-delivery basis; i.e., the securities are purchased with settlement taking place at some point in the future beyond a customary settlement date. The payment obligation and, in the case of debt securities, the interest rate that will be received on the securities are generally fixed at the time a Fund enters into the purchase commitment. During the period between purchase and settlement, no payment is made by the Fund and, in the case of debt securities, no interest accrues to the Fund. At the time of settlement, the market value of the security may be more or less than the purchase price, and the Fund bears the risk of such market value fluctuations. The Fund will maintain liquid assets, such as cash, U.S. government securities or other liquid equity or debt securities, having an aggregate value equal to the purchase price, segregated on the records of either the custodian or Founders until payment is made. A Fund also will segregate assets in this manner in situations where additional installments of the original issue price are payable in the future.

BORROWING

      If a Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is repaid. Each Fund will attempt to minimize such fluctuations by not purchasing securities when borrowings are greater than 5% of the value of the Fund's total assets. Interest on borrowings will reduce a Fund's income. See "Investment Restrictions" above for each Fund's limitation on borrowing.

SECURITIES OF OTHER INVESTMENT COMPANIES

      Each of the Funds may acquire securities of other investment companies, subject to the limitations of the 1940 Act. As of the date of this Statement of Additional Information, no Fund intends to purchase such securities during the coming year in excess of the following limitations: (a) no more than 3% of the voting securities of any one investment company may be owned in the aggregate by the Fund and all other Funds, (b) no more than 5% of the value of the total assets of the Fund may be invested in any one investment company, and (c) no more than 10% of the value of the total assets of the Fund and all other Funds may be invested in the securities of all such investment companies. Should a Fund purchase securities of other investment companies, shareholders may incur additional management, advisory, and distribution fees.

CERTAIN INVESTMENTS

      From time to time, to the extent consistent with their investment objectives, policies and restrictions, the Funds may invest in securities of companies with which Mellon Bank, N.A., an affiliate of Founders, has a lending relationship.


--------------------------------------------------------------------------------
                             DIRECTORS AND OFFICERS
--------------------------------------------------------------------------------

      The business and affairs of the Funds are subject to the supervision and general oversight of the Company's Board of Directors. The Directors and Officers of the Company, and their principal occupations for at least the last five years and their affiliations, if any, with Founders, are as follows:

DIRECTORS

      NAME, ADDRESS            POSITION(S) HELD       PRINCIPAL OCCUPATION(S)
    AND DATE OF BIRTH             WITH FUND            DURING PAST FIVE YEARS
--------------------------  -----------------------  --------------------------
EUGENE H. VAUGHAN, CFA      Chairman of the Board    Chairman, Vaughan, Nelson,
6300 Chase Tower            and Director of the      Scarborough & McCullough,
Houston, Texas 77002        Company1,3               L.P., an investment
Born:  October 5, 1933                               counseling firm, Houston,
                                                     Texas.  Founding Chairman
                                                     and Governor, Association
                                                     for Investment Management
                                                     and Research; Past Chairman
                                                     and Trustee, Institute of
                                                     Chartered Financial
                                                     Analysts; Past Chairman and
                                                     Director, Financial
                                                     Analysts Federation;
                                                     Trustee, Vanderbilt
                                                     University.

      NAME, ADDRESS           POSITION(S) HELD       PRINCIPAL OCCUPATION(S)
    AND DATE OF BIRTH            WITH FUND            DURING PAST FIVE YEARS
-------------------------  -----------------------  --------------------------
ALAN S. DANSON              Director of the          Private investor. President
3005A Booth Falls Road      Company1,3,4             and Director, D.H.
Vail, Colorado  81657                                Management, Inc., general
Born:  June 15, 1939                                 partner of limited
                                                     partnership with technology
                                                     company holdings, (June
                                                     1996 to present). Director,
                                                     Case Share Systems, LLC.
                                                     Formerly Director and
                                                     Senior Vice President,
                                                     OptiMark Technologies,
                                                     Inc., a computerized
                                                     securities trading service
                                                     (February 1996 to January
                                                     1999).  Between March 1992
                                                     and June 1993, Mr. Danson
                                                     was President and Chief
                                                     Executive Officer of ACCI
                                                     Securities, Inc., a
                                                     wholly-owned subsidiary of
                                                     Acciones y Valores de
                                                     Mexico, S.A. de C.V., a
                                                     Mexican brokerage firm.
                                                     Mr. Danson was Director of
                                                     International Relations of
                                                     Acciones y Valores between
                                                     March 1990 and February
                                                     1992.   Prior to joining
                                                     Acciones y Valores, Mr.
                                                     Danson was President of
                                                     Integrated Medical Systems,
                                                     Inc., a privately held
                                                     company based in Golden,
                                                     Colorado.

JOAN D. MANLEY              Director of the          Retired. Formerly (1960 to
0031 Wild Irishman Lane     Company2                 1984), Ms. Manley served in
Keystone, Colorado  80435                            several executive
Born:  September 23, 1932                            capacities with Time
                                                     Incorporated, most recently
                                                     as Group Vice President,
                                                     Director, and Chairman of
                                                     Time-Life Books, Inc. and
                                                     Book of the Month Club,
                                                     Inc.  Director, Sara Lee
                                                     Corporation, Chicago,
                                                     Illinois.


ROBERT P. MASTROVITA        Director of the          Private investor; Chairman
88 Upland Road              Company3,4               of private foundation.
Duxbury, Massachusetts                               Formerly (1982 to 1997),
02332                                                Chairman and Director,
Born:  November 6, 1944                              Hagler, Mastrovita &
                                                     Hewitt, Inc., Boston,
                                                     Massachusetts, a registered
                                                     investment adviser.
                                                     Member, Boston Society of
                                                     Security Analysts.

TRYGVE E. MYHREN            Director of the          President, Myhren Media,
280 Detroit Street, Suite   Company1,2,4             Inc., Denver, Colorado, a
200                                                  firm that invests in and
Denver, Colorado  80206                              advises media,
Born:  January 3, 1937                               telecommunications,
                                                     internet and software
                                                     companies.  Director,
                                                     Advanced Marketing
                                                     Services, Inc., LaJolla,

      NAME, ADDRESS           POSITION(S) HELD       PRINCIPAL OCCUPATION(S)
    AND DATE OF BIRTH            WITH FUND            DURING PAST FIVE YEARS
-------------------------  -----------------------  --------------------------
                                                    California; Director,
                                                    Peapod, Ltd., Evanston,
                                                    Illinois; Director, J.D.
                                                    Edwards, Denver, Colorado;
                                                    and Director, Verio Inc.,
                                                    Englewood, Colorado.
                                                    Formerly President of The
                                                    Providence Journal Company,
                                                    a diversified media and
                                                    communications company,
                                                    Providence, Rhode Island
                                                    (1990 to 1996); Chairman
                                                    and Chief Executive Officer
                                                    of American Television and
                                                    Communications Corporation,
                                                    a cable television company,
                                                    Denver, Colorado (1981 to
                                                    1988); and Chairman,
                                                    National Cable Television
                                                    Association (1986 to
                                                    1987).  Mr. Myhren also
                                                    serves on the boards of the
                                                    University of Denver and
                                                    National Jewish Medical
                                                    Center, both of which are
                                                    in Denver, Colorado and
                                                    U.S. Ski and Snowboard Team
                                                    Foundation, Park City, Utah.

GEORGE W. PHILLIPS          Director of the         Retired. Director and
101 Chestnut Street         Company2                Chairman, Strategic
Boston, Massachusetts                               Planning Committee, Warren
02108                                               Bancorp, Inc., Peabody,
Born:  April 5, 1938                                Massachusetts, a
                                                    state-chartered bank
                                                    holding company.  Formerly
                                                    Mr. Phillips was President
                                                    and Chief Executive Officer
                                                    of Warren Bancorp, Inc. and
                                                    Warren Five Cents Savings
                                                    Bank (1992 to 1997).

JAY A. PRECOURT             Director of the         Chairman and Director,
328 Mill Creek Circle       Company2                Hermes Consolidated, Inc.,
Vail, CO  81657                                     Denver, Colorado, an energy
Born:  July 12, 1937                                transportation and
                                                    processing company (1999 to
                                                    present); formerly
                                                    President, Chief Executive
                                                    Officer, Vice Chairman and
                                                    Director, Tejas Energy,
                                                    L.L.C., Houston, Texas
                                                    (1988 to 1999).  Director,
                                                    Halliburton Company,
                                                    Dallas, Texas; Director,
                                                    The Timken Company, Canton,
                                                    Ohio.  Until 1988,
                                                    President of the Energy
                                                    Related Group and Director,
                                                    Hamilton Oil Corporation,
                                                    Denver, Colorado.

1  Member of Executive Committee
2  Member of Audit Committee
3  Member of Investment Integrity Committee
4  Member of Valuation Committee

COMMITTEES

      The committees of the Board are the Executive Committee, Audit Committee, Investment Integrity Committee and Valuation Committee. The Company also has a Committee on Directors, composed of all of the non-interested ("independent") directors and chaired by Mr. Vaughan, which serves as a nominating committee. For at least so long as the plans of distribution pursuant to Rule 12b-1 under the 1940 Act of certain of the Company's Funds remain in effect, the selection and nomination of the Company's independent directors will be a matter left to the discretion of such independent directors. Except for certain powers that, under applicable law, may only be exercised by the full Board of Directors, the Executive Committee may exercise all powers and authority of the Board of Directors in the management of the business of the Company.

      The Audit Committee meets periodically with the Company's independent accountants and the executive officers of Founders. This Committee reviews the accounting principles being applied by the Company in financial reporting, the scope and adequacy of internal controls, the responsibilities and fees of the Company's independent accountants and other matters. The Investment Integrity Committee monitors compliance with several Fund policies, including those governing brokerage, trade allocations, proxy voting, cross trades, and the Funds' Code of Ethics. The Valuation Committee is responsible for determining the methods used to value Fund securities for which market quotations are not readily available, subject to the approval of the Board.

DIRECTOR COMPENSATION

      The following table sets forth, for the fiscal year ended December 31, 2000, the compensation paid by the Company to its directors for services rendered in their capacities as directors of the Company. The Company has no plan or other arrangement pursuant to which any of the Company's directors receive pension or retirement benefits. Therefore, none of the Company's directors has estimated annual benefits to be paid by the Company upon retirement.

Compensation Table


                                                       Total compensation
                                                        from Company (11
                                                      Funds total) paid to
    Name of Person, Position 1                             Directors 2
    -----------------------------------------------   ----------------------
    Eugene H. Vaughan, Chairman and Director                 $44,500
    Alan S. Danson, Director                                 $40,000
    Joan D. Manley, Director                                 $39,000
    Robert P. Mastrovita, Director                           $39,000
    Trygve E. Myhren, Director                               $35,000
    George W. Phillips, Director                             $39,000
    Jay A. Precourt, Director 3                              $48,000
    -----------------------------------------------   ----------------------
    TOTAL                                                   $284,500

1 The Chairman of the Board, the Chairmen of the Company's Audit and Investment Integrity Committees, and the members of the Audit and Investment Integrity Committees each received compensation for serving in such capacities in addition to the compensation paid to all directors.
2 These amounts include the following amounts of deferred compensation accrued on behalf of the following directors during 2000: Mr. Mastrovita $35,500; Mr. Myhren $28,000; Mr. Phillips $39,000; and Mr. Precourt $35,000.
3 Mr. Precourt served as Chairman of the Board of Directors until September 1, 2000.


   In March 2000 the directors adopted a deferred compensation plan pursuant to which they may defer all or a portion of the compensation payable to them as directors of the Company. The deferred amounts are invested in the shares of one or more Funds. Participating directors therefore may be deemed to have an indirect interest in the shares of such Funds in addition to any Fund shares that they may own directly.

OFFICERS

      The officers of the Company and their principal occupations for the last five years appear below.

      NAME, ADDRESS          POSITION(S) HELD      PRINCIPAL OCCUPATION(S)
    AND DATE OF BIRTH            WITH FUND         DURING PAST FIVE YEARS
--------------------------   ------------------  ----------------------------
Richard W. Sabo              President           Founders' President and
2930 East Third Avenue                           Chief Executive Officer
Denver, Colorado  80206                          (December 1998 to
Born:  December 19, 1957                         present). Formerly (1991
                                                 to November 1998) Senior
                                                 Vice President and
                                                 Regional Director for
                                                 Prudential Securities, Inc.

David L. Ray                 Vice President      Founders' Senior Vice
2930 East Third Avenue                           President - Administration
Denver, Colorado  80206                          and Treasurer.  Employed
Born:  July 10, 1957                             by Founders and its
                                                 predecessor companies
                                                 since 1990.

      NAME, ADDRESS          POSITION(S) HELD      PRINCIPAL OCCUPATION(S)
    AND DATE OF BIRTH            WITH FUND         DURING PAST FIVE YEARS
--------------------------   ------------------  ----------------------------
Kenneth R. Christoffersen    Secretary           Founders' Senior Vice
2930 East Third Avenue                           President - Legal, General
Denver, Colorado  80206                          Counsel and Secretary.
Born:  September 30, 1955                        Prior to joining Founders
                                                 in May 1996, Vice
                                                 President, Assistant Vice
                                                 President and Assistant
                                                 General Counsel of INVESCO
                                                 Funds Group, Inc. and
                                                 INVESCO Trust Company from
                                                 1993 to 1996.

Francis P. Gaffney           Treasurer           Founders' Senior Vice
2930 East Third Avenue                           President - Operations.
Denver, Colorado  80206                          Employed by Founders and
Born:  May 14, 1957                              its predecessor companies
                                                 since 1994.

Andra C. Ozols               Assistant           Founders' Vice President -
2930 East Third Avenue       Secretary           Legal and Assistant
Denver, Colorado  80206                          General Counsel.  Employed
Born:  May 19, 1961                              by Founders since October
                                                 1998. Formerly Vice
                                                 President and General
                                                 Counsel of Meridian
                                                 Investment Management,
                                                 Inc., a registered
                                                 investment adviser from
                                                 January 1998 to October
                                                 1998.  Employed by
                                                 Securities and Exchange
                                                 Commission 1990 to 1995
                                                 and 1996 to 1997.

Robert T. Kelly              Assistant           Founders' Vice President
2930 East Third Avenue       Treasurer           of Portfolio Accounting
Denver, Colorado  80206                          since July 2000.
Born:  July 24, 1969                             Formerly, Head of Equity
                                                 Desk for ABN Amro Trust Company
                                                 (Cayman) Limited (February 1998
                                                 to May 2000); Assistant Vice
                                                 President - Accounting Manager
                                                 for PFPC International Ltd.
                                                 (August 1996 to December 1997);
                                                 Fund Controller (April 1996 to
                                                 August 1996), Manager, Banking
                                                 Operations (October 1994 to
                                                 April 1996) for
                                                 OppenheimerFunds, Inc.

      As of February 6, 2001, the Company's directors and officers as a group owned less than 1% of the outstanding shares of each Fund, with the exception of the Money Market Fund, in which the ownership interests of the group totaled 11.18%, and Focus Fund, in which the ownership interests of the group totaled 6.41%.


--------------------------------------------------------------------------------
         INVESTMENT ADVISER, DISTRIBUTOR AND OTHER SERVICE PROVIDERS
--------------------------------------------------------------------------------

INVESTMENT ADVISER

      Founders serves as investment adviser to the Funds. Founders is a 90%-owned subsidiary of Mellon Bank, N. A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation ("MFC"), a multibank financial holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon and MFC are located at One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania 15258. MFC provides a comprehensive range of financial products and services in domestic and selected international markets. MFC is among the ten largest bank holding companies in the United States based on market capitalization.

      MFC's principal subsidiaries are Mellon, The Boston Company, Inc., Buck Consultants, Inc., Newton Management Limited, and a number of companies known as Mellon Financial Services Corporation. Mellon's subsidiaries also include The Dreyfus Corporation ("Dreyfus"), one of the nation's largest mutual fund companies. MFC's banking subsidiaries engage in retail financial services, commercial banking, trust and custody services, investment management services, mutual fund activities, equipment leasing, selling insurance products and various securities-related activities. Through its subsidiaries, MFC managed more than $530 billion in assets under management as of December 31, 2000. As of that date, MFC or its subsidiaries provided non-investment services, such as custodial or administration services, for approximately $2.8 trillion in assets.

      Mellon and its affiliates may have deposit, loan and commercial banking or other relationships with the issuers of securities purchased by a Fund. Founders has informed the Company that in making its investment decisions it does not obtain or use material inside information that Mellon or its affiliates may possess with respect to such issuers.

      Under the investment advisory agreement between the Company, on behalf of each Fund, and Founders, Founders furnishes investment management and administrative services to the Funds, subject to the overall supervision of the Board of Directors of the Company. In addition, Founders provides office space and facilities for the Funds and pays the salaries, fees and expenses of all Founders officers and other employees connected with the operation of the

Company. The Funds compensate Founders for its services by the payment of fees computed daily and paid monthly as follows:

                         MID-CAP GROWTH AND GROWTH FUNDS
--------------------------------------------------------------------------------
  On Assets in Excess of         But Not Exceeding             Annual Fee
---------------------------  -------------------------  ------------------------
               $0                   $30,000,000                      1.00%
       30,000,000                   300,000,000                      0.75%
      300,000,000                   500,000,000                      0.70%
      500,000,000                           ---                      0.65%


                      GROWTH AND INCOME AND BALANCED FUNDS
--------------------------------------------------------------------------------
  On Assets in Excess of         But Not Exceeding             Annual Fee
---------------------------  -------------------------  ------------------------
               $0                  $250,000,000                      0.65%
      250,000,000                   500,000,000                      0.60%
      500,000,000                   750,000,000                      0.55%
      750,000,000                           ---                      0.50%


                                MONEY MARKET FUND
--------------------------------------------------------------------------------
  On Assets in Excess of         But Not Exceeding             Annual Fee
---------------------------  -------------------------  ------------------------
               $0                  $250,000,000                      0.50%
      250,000,000                   500,000,000                      0.45%
      500,000,000                   750,000,000                      0.40%
      750,000,000                           ---                      0.35%


                           GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------
  On Assets in Excess of         But Not Exceeding             Annual Fee
---------------------------  -------------------------  ------------------------
               $0                  $250,000,000                      0.65%
      250,000,000                           ---                      0.50%

      DISCOVERY, PASSPORT, INTERNATIONAL EQUITY AND WORLDWIDE GROWTH FUNDS
--------------------------------------------------------------------------------
  On Assets in Excess of         But Not Exceeding             Annual Fee
---------------------------  -------------------------  ------------------------
               $0                  $250,000,000                      1.00%
      250,000,000                   500,000,000                      0.80%
      500,000,000                           ---                      0.70%


                                   FOCUS FUND
--------------------------------------------------------------------------------
  On Assets in Excess of         But Not Exceeding             Annual Fee
---------------------------  -------------------------  ------------------------
               $0                  $250,000,000                      0.85%
      250,000,000                   500,000,000                      0.80%
      500,000,000                           ---                      0.75%


      The investment advisory fees are calculated based on each Fund's net assets as a whole, and are then allocated among each Fund's respective Classes based on their relative net assets.

      The net assets of the Funds at the end of fiscal year 2000 were as follows: Balanced Fund - $554,565,093; Discovery Fund - $1,280,059,681; Focus Fund - $4,121,315; Government Securities Fund - $10,384,082; Growth Fund - $1,480,673,997; Growth and Income Fund - $387,729,228; International Equity Fund
- $45,609,221; Mid-Cap Growth Fund - $168,494,524; Money Market Fund - $103,953,154; Passport Fund - $272,423,638; and Worldwide Growth Fund - $207,567,653.

      The Funds pay all of their expenses not assumed by Founders, including fees and expenses of all members of the Board of Directors, of advisory boards or of committees of the Board of Directors; compensation of the Company's custodian, transfer agent and other agents; an allocated portion of premiums for insurance required or permitted to be maintained under the 1940 Act; expenses of computing the Funds' daily per share net asset value; legal and accounting expenses; brokerage commissions and other transaction costs; interest; all federal, state and local taxes (including stamp, excise, income and franchise taxes); fees payable under federal and state law to register or qualify the Funds' shares for sale; an allocated portion of fees and expenses incurred in connection with membership in investment company organizations and trade associations; preparation of prospectuses (including typesetting) and printing and distribution thereof to existing shareholders; expenses of local representation in Maryland; and expenses of shareholder and directors meetings and of preparing, printing and distributing reports to shareholders. The Company also has the obligation for expenses, if any, incurred by it in connection with litigation, proceedings or claims, and the legal obligation it may have to indemnify its officers and directors with respect thereto. In addition, Class B, Class C, Class F and Class T shares are subject to an annual distribution fee and Class A, Class B, Class C, and Class T shares are subject to an annual service fee. See "Distribution Plans and Shareholder Services Plans."

      As described in the applicable Prospectuses, certain expenses of Focus, Government Securities, International Equity and Money Market Funds are being reimbursed or waived voluntarily by Founders pursuant to a commitment to the Funds. These fee waivers and expense limitations are summarized below:

FOCUS FUND

Founders has agreed to limit the annual expenses of the Focus Fund (net of credits received from the Fund's custodian) to 1.50% for the Fund's Class A and Class F shares, 2.25% for the Fund's Class B and Class C shares, 1.25% for the Fund's Class R shares, and 1.75% for the Fund's Class T shares.

GOVERNMENT SECURITIES FUND

Founders has agreed to waive all 12b-1 fees for the Government Securities Fund in excess of those needed to compensate third parties distributing the Fund. In addition, effective January 1, 2001, Founders agreed to waive the portion of its annual management fee for the Government Securities Fund that exceeds 0.35% of the first $250,000,000 of the Fund's average net assets and 0.20% of the Fund's average net assets in excess of $250,000,000.

INTERNATIONAL EQUITY FUND


Effective April 1, 2001, Founders has agreed to waive the portion of its annual management fee for the International Equity Fund that exceeds 0.75% of the Fund's average net assets, and to limit the annual expenses of the International Equity Fund (net of credits received from the Fund's custodian) to 1.40% for the Fund's Class A and Class F shares, 2.15% for the Fund's Class B and Class C shares, 1.15% for the Fund's Class R shares, and 1.65% for the Fund's Class T shares. Prior to that date, Founders had agreed to limit the annual expenses of the International Equity Fund (net of credits received from the Fund's custodian) to 1.80% for the Fund's Class A and Class F shares, 2.55% for the Fund's Class B and Class C shares, 1.55% for the Fund's Class R shares, and 2.05% for the Fund's Class T shares.


MONEY MARKET FUND


Effective January 1, 2001, Founders has agreed to waive the portion of its annual management fee for the Money Market Fund that exceeds 0.45% of the first $250,000,000 of the Fund's average net assets, 0.40% of the next $250,000,000 of the Fund's average net assets, 0.35% of the next $250,000,000 of the Fund's average net assets, and 0.30% of the Fund's average net assets in excess of $750,000,000.

The waivers and expense limitations for Focus, Government Securities and Money Market Funds will continue through at least May 31, 2002, and will not be terminated without prior notification to the Company's Board of Directors. The International Equity Fund waiver and expense limitation is permanent.

      For the fiscal years ended in 2000, 1999, and 1998, the management fee for each Fund, the amounts waived by Founders, and the actual net fees paid by each Fund were as follows:


   Fund                    Management Fee                     Reduction in Fee                    Net Fee Paid
------------  -----------------------------------------  ---------------------------  -------------------------------------
                  2000           1999          1998       2000     1999      1998        2000        1999         1998
------------  --------------  -----------   -----------  -------  --------  --------  -----------  ----------  ------------
Balanced       $4,924,936     $6,992,451    $6,446,156     $0       $0        $0      $4,924,936   $6,992,451  $6,446,156

Discovery*     $9,769,369     $4,294,222    $4,016,272     $0       $0        $0      $9,769,369   $4,294,222  $4,016,272

Focus**          $57,268         N/A           N/A       $50,579    N/A       N/A       $6,689        N/A          N/A

Government
Securities       $79,091       $95,607       $91,928       $0       $0        $0       $79,091      $95,607      $91,928

Growth         $20,500,379    $18,135,864   $14,121,732    $0       $0        $0      $20,500,379  $18,135,864 $14,121,732

Growth and
Income         $2,991,692     $3,199,846    $3,423,499     $0       $0        $0      $2,991,692   $3,199,846  $3,423,499

International
Equity          $420,697       $243,033      $190,413    $37,242  $40,853   $17,849    $383,455    $202,180     $172,564

Mid-Cap
Growth         $1,872,038     $1,687,631    $2,241,440     $0       $0        $0      $1,872,038   $1,687,631  $2,241,440

Money
Market          $470,800       $535,273      $568,719      $0       $0        $0       $470,800    $535,273     $568,719

Passport       $3,636,055     $1,337,227    $1,317,075     $0       $0        $0      $3,636,055   $1,337,227  $1,317,075

Worldwide
Growth         $2,642,495     $2,480,776    $2,935,009     $0       $0        $0      $2,642,495   $2,480,776  $2,935,009

* Includes Frontier Fund for 1999 and 1998. Discovery Fund acquired all of the net assets of Frontier Fund on August 13, 1999. ** Focus Fund inception date December 31, 1999.

      The advisory agreement between Founders and the Company on behalf of each of the Funds other than Focus Fund was approved by the shareholders of each Fund at a shareholders' meeting of the Company held on February 17, 1998. The advisory agreement was approved for an initial term ending May 31, 1999, and was renewed on May 5, 2000 by the Company's Board of Directors, including all of the Independent Directors (as defined below), for a period ending May 31, 2001. The Advisory Agreement may be continued from year to year thereafter either by the vote of a majority of the entire Board of Directors or by the vote of a majority of the outstanding voting securities of each Fund, and in either case, after review, by the vote of a majority of the Company's directors who are not "interested persons" (as defined in the 1940 Act) (the "Independent Directors") of the Company or Founders, cast in person at a meeting called for the purpose of voting on such approval. The advisory agreement between Founders and the Company on behalf of Focus Fund was approved by the initial shareholder of the Fund on December 30, 1999 for an initial term ending May 31, 2001, and may be continued from year to year thereafter in the manner described above.

      With respect to each Fund, the advisory agreement may be terminated without penalty at any time by the Board of Directors of the Company or by vote of a majority of the outstanding securities of the Fund on 60 days' written notice to Founders or by Founders on 60 days' written notice to the Company. The agreement will terminate automatically if it is assigned, as that term is defined in the 1940 Act. The agreement provides that each Fund may use the word "Founders" in its name and business only as long as the agreement remains in effect. Finally, the agreement provides that Founders shall not be subject to any liability in connection with matters to which the agreement relates in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

      Founders and its predecessor companies have been providing investment management services since 1938. In addition to serving as adviser to the Funds, Founders serves as investment adviser or sub-adviser to various other mutual funds and private accounts. The officers of Founders include Christopher M. Condron, Chairman; Richard W. Sabo, President and Chief Executive Officer; Robert T. Ammann, Vice President; Curtis J. Anderson, Vice President; Thomas M. Arrington, Vice President; Marissa A. Banuelos, Vice President; Angelo R. Barr, Senior Vice President and National Sales Manager; Scott A. Chapman, Vice President; Kenneth R. Christoffersen, Senior Vice President, General Counsel and Secretary; Gregory P. Contillo, Executive Vice President and Chief Marketing Officer; Julie D. DiIorio, Vice President; Francis P. Gaffney, Senior Vice President; Laurine M. Garrity, Senior Vice President; Robert T. Kelly, Vice President; Douglas A. Loeffler, Vice
President; Andra C. Ozols, Vice President; David L. Ray, Senior Vice President and Treasurer; Bridget M. Richards, Vice President; Richard A. Sampson, Sr. Vice President; Kevin S. Sonnett, Vice President; Tracy P. Stouffer, Vice President; and Lisa G. Warshafsky, Vice President. The affiliations of Messrs. Sabo, Ray, Christoffersen, Gaffney and Kelly and Ms. Ozols with the Company are shown under the "Directors and Officers" section of this SAI.

DISTRIBUTOR

      Dreyfus Service Corporation ("DSC"), located at 200 Park Avenue, New York, New York 10166, serves as the Funds' distributor on a best efforts basis. DSC is a wholly-owned subsidiary of The Dreyfus Corporation (an affiliate of Founders).

      From April 1, 1998 to March 21, 2000, Premier Mutual Fund Services, Inc. ("Premier") acted as the Funds' distributor. Since the Funds did not begin offering classes of shares with sales charges until December 31, 1999, neither distributor (DSC or Premier) received any sales charges from Fund investors prior to that date.

      The table below lists the amounts retained on the sale of Fund shares by each distributor from sales loads with respect to Class A and Class T, and from contingent deferred sales charges ("CDSCs") with respect to Class B and Class C, for the fiscal year ended December 31, 2000. The disclosure for the period from January 1, 2000 through March 21, 2000 refers to amounts retained by Premier. The disclosure for the period from March 22, 2000 through December 31, 2000 refers to amounts retained by DSC. The disclosure of amounts retained on the sale of Fund shares for the fiscal year ended December 31, 2000 refers to the aggregate amounts retained by the Distributor and Premier for that period.

                                                Class A
                      ----------------------------------------------------------
        Fund              Period from         Period from         Fiscal Year
                        January 1, 2000    March 22, 2000 to     Ended December
                       to March 21, 2000   December 31, 2000        31, 2000
--------------------  ------------------  -------------------  -----------------
Balanced                        $79                $636                 $716
Discovery                   $20,730             $87,175             $107,905
Focus                        $1,258                $148               $1,406
Growth                       $6,286             $46,905              $53,191
Growth and Income                $0              $1,684               $1,684
International Equity         $2,418              $9,902              $12,321
Mid-Cap Growth               $1,133              $2,740               $3,873
Passport                   $139,803             $52,418             $192,220
Worldwide Growth                $98              $3,705               $3,803

                                                Class T
                      ----------------------------------------------------------
        Fund              Period from         Period from         Fiscal Year
                        January 1, 2000    March 22, 2000 to     Ended December
                       to March 21, 2000   December 31, 2000        31, 2000
--------------------  ------------------  -------------------  -----------------
Balanced                        $48              $0                      $48
Discovery                      $256          $3,009                   $3,265
Focus                            $0             $92                      $92
Growth                         $351          $4,284                   $4,635
Growth and Income                $0            $348                     $348
International Equity           $125            $622                     $748
Mid-Cap Growth                 $127             $82                     $208
Passport                     $2,502          $3,263                   $5,764
Worldwide Growth               $117             $81                     $199


                                                Class B
                      ----------------------------------------------------------
        Fund              Period from         Period from         Fiscal Year
                        January 1, 2000    March 22, 2000 to     Ended December
                       to March 21, 2000   December 31, 2000        31, 2000
--------------------  ------------------  -------------------  -----------------
Balanced                         $0              $0                       $0
Discovery                    $4,477             $35,523              $40,000
Focus                        $1,599                $160               $1,759
Growth                          $38             $35,673              $35,711
Growth and Income                $0                $264                 $264
International Equity             $9              $3,434               $3,443
Mid-Cap Growth                   $0              $1,761               $1,761
Passport                    $39,890            $113,198             $153,088
Worldwide Growth                 $0              $1,472               $1,472

                                                Class C
                      ----------------------------------------------------------
        Fund              Period from         Period from         Fiscal Year
                        January 1, 2000    March 22, 2000 to     Ended December
                       to March 21, 2000   December 31, 2000        31, 2000
--------------------  ------------------  -------------------  -----------------
Balanced                         $0                 $93                  $93
Discovery                        $0                  $0                   $0
Focus                            $0                 $55                  $55
Growth                          $50              $3,143               $3,193
Growth and Income                $0                  $0                   $0
International Equity             $0                $739                 $739
Mid-Cap Growth                   $0                 $0                    $0
Passport                     $4,334             $39,465              $43,799
Worldwide Growth                 $0                 $0                    $0


      The provisions for the continuation, termination and assignment of the Funds' agreement with DSC are identical to those described above with regard to the investment advisory agreement.

      DSC may pay dealers a fee based on the amount invested through such dealers in Class A, Class B, Class C, Class R or Class T shares by employees participating in qualified or non-qualified employee benefit plans or other programs where (i) the employers or affiliated employers maintaining such plans or programs have a minimum of 250 employees eligible for participation in such plans or programs or (ii) such plan's or program's aggregate investment in the Funds, the Dreyfus Family of Funds, the Dreyfus Premier Family of Funds, or certain other products made available by DSC to such plans or programs exceeds $1,000,000 ("Eligible Benefit Plans"). Generally, the fee paid to dealers will not exceed 0.50% of the amount invested through such dealers. DSC, however, may pay dealers a higher fee and reserves the right to cease paying these fees at any time. DSC will pay such fees from its own funds, other than amounts received from a Fund, including past profits or any other source available to it.

      DSC, at its expense, may provide promotional incentives to dealers that sell shares of the Funds which are sold with a sales load. In some instances, those incentives may be offered only to certain dealers who have sold or may sell significant amounts of shares.

TRANSFER AGENTS AND CUSTODIAN

      Dreyfus Transfer, Inc. ("DTI"), a wholly-owned subsidiary of The Dreyfus Corporation (an affiliate of Founders), is the transfer and dividend disbursing agent for Classes A, B, C, R and T of the Funds. DTI is located at P.O. Box 9671, Providence, Rhode Island 02940-9671. Under a transfer agency agreement with the Company, DTI arranges for the maintenance of shareholder account records for the Class A, B, C, R and T shares of the Funds, the handling of certain communications between shareholders and the Funds, and the payment of dividends and distributions payable by the Funds with respect to these Classes of shares. For these services, DTI receives a monthly fee computed on the basis of the number of Class A, B, C, R and T shareholder accounts it maintains for the Funds during the month, and is reimbursed for certain out-of-pocket expenses.

      Investors Trust Company ("ITC") is the transfer and dividend disbursing agent for Class F shares. ITC is located at 801 Pennsylvania, Kansas City, Missouri 64105. ITC provides transfer agent services to the Class F shares of the Funds similar to those described above to the extent such services are not provided by Founders, as described under "Other Services - Shareholder Services Agreement."

      DTI and ITC are each individually referred to as a "Transfer Agent" and collectively as the "Transfer Agents."

      State Street Bank and Trust Company ("State Street"), located at 801 Pennsylvania, Kansas City, Missouri 64105, acts as custodian of the Funds' investments. Under a custody agreement with the Funds, State Street holds the Funds' securities and keeps all necessary accounts and records.


--------------------------------------------------------------------------------
                               PURCHASE OF SHARES
--------------------------------------------------------------------------------

      GENERAL. Balanced, Discovery, Focus, Growth, Growth and Income, International Equity, Mid-Cap Growth, Passport, and Worldwide Growth Funds are referred to as the Equity Funds. Government Securities and Money Market Funds are referred to as the Income Funds. The Equity Funds offer multiple classes of shares. Class A, Class B, Class C, Class F, Class R and Class T shares are available for the Equity Funds. The Income Funds offer Class F shares.

      Class A, Class B, Class C and Class T may be purchased only by clients of certain financial institutions (which may include banks), securities dealers ("Selected Dealers") and other industry professionals (collectively, "Agents"), except that full-time or part-time employees of Founders or any of its affiliates or subsidiaries, members of Founders' Board of Managers, members of the Company's Board, or the spouse or minor child of any of the foregoing may purchase Class A shares directly through DSC. Subsequent purchases may be sent directly to the Transfer Agent, or your Agent.

      Class R shares are offered only to bank trust departments and other financial service providers (including Mellon Bank, N.A. and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution or to customers who received and hold shares of a Fund distributed to them by virtue of such an account or relationship. Class R shares may be purchased for qualified or non-qualified employee benefit plans, including pension, profit-sharing, IRAs set up under a Simplified Employee Pension Plan ("SEP-IRAs") and other deferred compensation plans, whether established by corporations, partnerships, non-profit entities or state and local governments ("Retirement Plans"). The term "Retirement Plans" does not include IRAs or IRA Rollover Accounts. Class R shares may be purchased for a Retirement Plan only by a custodian, trustee, investment manager or other entity authorized to act on behalf of such Retirement Plan. Institutions effecting transactions in Class R shares for the accounts of their clients may charge their clients direct fees in connection with such transactions.

      Class F shares generally are offered only to persons or entities who have continuously maintained an account with any Fund since December 30, 1999. These include, without limitation, customers of certain financial institutions which offer Eligible Benefit Plan programs and which have had relationships with Founders and/or any Fund continuously since December 30, 1999. See the Class F Prospectus for more detailed information regarding eligibility to purchase Class F shares.

      Discovery Fund shares are generally offered only to investors who have continuously maintained a Discovery Fund account since October 20, 2000. Investors who did not own shares of Discovery Fund on October 20, 2000 generally will not be allowed to buy shares of the Fund. Shareholders of the Fund on that date may continue to make additional purchases and to reinvest dividends and capital gains into their accounts. In addition, new accounts may be established by:

o Participants in qualified defined contribution retirement plans (for example 401(k) plans, profit sharing plans and money purchase plans), 403(b) plans and 457 plans, if the plan established Discovery Fund as an investment option prior to the Fund's closure to new investors;
o Employees of Founders and directors of the Funds, if they open accounts directly with Founders.

Discovery Fund shareholders who close their accounts may be prohibited from reactivating their account or opening a new Discovery Fund account. These restrictions generally will apply to investments made directly with Founders or DSC as well as investments made through financial intermediaries, such as brokers, banks or financial advisers. Investors may be required to demonstrate eligibility to purchase Fund shares before an investment is accepted. The Fund reserves the right to resume sales of shares to new investors at some future date, but there is no present intention to do so.

      When purchasing Fund shares, you must specify which Class is being purchased. The Company does not issue stock certificates. The Company reserves the right to reject any purchase order.

      Agents may receive different levels of compensation for selling different Classes of shares. Agents may impose certain conditions on their clients which are different from those described in the Company's Prospectuses and this Statement of Additional Information, and, to the extent permitted by applicable regulatory authority, may charge their clients direct fees. You should consult your Agent in this regard.

      Except as stated below, the minimum initial investment for all Classes is $1,000, and the minimum subsequent investment is $100. However, with respect to Class F, the minimum initial investment for IRA and UGMA/UTMA accounts is $500, and there is no minimum required if you begin an automatic investment plan or payroll deduction program of $50 or more per month or per pay period. With respect to Classes A, B, C and T, the minimum initial investment is $750 for Founders-sponsored Keogh Plans, IRAs (including regular IRAs, spousal IRAs for a non-working spouse, Roth IRAs, SEP-IRAs and rollover IRAs) and 403(b)(7) Plans with only one participant and $500 for Founders-sponsored Education IRAs, with no minimum for subsequent purchases. The initial investment must be accompanied by the Account Application. The Company reserves the right to offer Fund shares without regard to minimum purchase requirements to employees participating in certain qualified or non-qualified employee benefit plans or other programs where contributions or account information can be transmitted in a manner and form acceptable to the Company. The Company reserves the right to vary further the initial and subsequent investment minimum requirements at any time.

      Founders' employees and their household family members may open accounts in Class F shares of a Fund with a minimum initial investment of $250. The minimum additional investment by such persons is $25.

      The Internal Revenue Code of 1986, as amended (the "Code"), imposes various limitations on the amount that may be contributed to certain Retirement Plans. These limitations apply with respect to participants at the plan level and, therefore, do not directly affect the amount that may be invested in a Fund by a Retirement Plan. Participants and plan sponsors should consult their tax advisers for details.

      Fund shares (other than Class F shares) also may be purchased through Automatic Asset Builder(R), Payroll Savings Plan and Government Direct Deposit Privilege described under "Shareholder Services." These services enable you to make regularly scheduled investments and may provide you with a convenient way to invest for long-term financial goals. You should be aware, however, that periodic investment plans do not guarantee a profit and will not protect an investor against loss in a declining market.

      Fund shares are sold on a continuous basis. Net asset value per share is determined as described under "Pricing of Shares."

      If an order is received in proper form by the Transfer Agents or any entity authorized to receive orders on behalf of the Company by the close of regular trading on the floor of the New York Stock Exchange (currently 4:00 p.m., Eastern time) on a business day, Fund shares will be purchased at the public offering price determined as of the close of trading on the floor of the

New York Stock Exchange on that day. Otherwise, Fund shares will be purchased at the public offering price determined as of the close of regular trading on the floor of the New York Stock Exchange on the next business day, except where shares are purchased through a dealer as provided below.

      Orders for the purchase of Fund shares received by dealers by the close of regular trading on the floor of the New York Stock Exchange on any business day and transmitted to DSC or its designee by the close of its business day (normally 5:15 p.m., Eastern time) will be based on the public offering price per share determined as of the close of regular trading on the floor of the New York Stock Exchange on that day. Otherwise, the orders will be based on the next determined public offering price. It is the dealer's responsibility to transmit orders so that they will be received by DSC or its designee before the close of its business day. For certain institutions that have entered into agreements with DSC, payment for the purchase of Fund shares may be transmitted, and must be received by the applicable Transfer Agent, within three business days after the order is placed. If such payment is not received within three business days after the order is placed, the order may be canceled and the institution could be held liable for resulting fees and/or losses.

      Federal regulations require that you provide a certified taxpayer identification number ("TIN") upon opening or reopening an account. See the Account Application for further information concerning this requirement. Failure to furnish a certified TIN to the Company could subject you to a $50 penalty imposed by the Internal Revenue Service.

      CLASS A SHARES. The public offering price for Class A shares of the Equity Funds is the net asset value per share of that Class plus a sales load as shown below:

                                    Total Sales Load
                              ------------------------------------------------
      Amount of Transaction    As a % of      As a % of          Dealers'
                                offering      net asset       Reallowance as
                               price per      value per      a % of offering
                                 share          share             price
      ----------------------  -------------  -------------   -----------------
      Less than $50,000           5.75           6.10              5.00
      $50,000 to less than        4.50           4.70              3.75
      $100,000
      $100,000 to less            3.50           3.60              2.75
      than $250,000
      $250,000 to less            2.50           2.60              2.25
      than $500,000
      $500,000 to less            2.00           2.00              1.75
      than $1,000,000
      $1,000,000 or more          -0-            -0-               -0-

      A contingent deferred sales charge ("CDSC") of 1% will be assessed at the time of redemption of Class A shares purchased without an initial sales charge as part of an investment of at least $1,000,000 and redeemed within one year of purchase. DSC may pay Agents an amount up to 1% of the net asset value of Class A shares purchased by their clients that are subject to a CDSC.

      Full-time employees of NASD member firms and full-time employees of other financial institutions which have entered into an agreement with DSC pertaining to the sale of Fund shares (or which otherwise have a brokerage related or clearing arrangement with an NASD member firm or financial institution with respect to the sale of such shares) may purchase Class A shares for themselves directly or pursuant to an employee benefit plan or other program, or for their spouses or minor children, at net asset value, provided they have furnished DSC with such information as it may request from time to time in order to verify eligibility for this privilege. This privilege also applies to full-time employees of financial institutions affiliated with NASD member firms whose full-time employees are eligible to purchase Class A shares at net asset value. In addition, Class A shares are offered at net asset value to full-time or part-time employees of Founders or any of its affiliates or subsidiaries, members of Founders' Board of Managers, members of the Company's Board, or the spouse or minor child of any of the foregoing.

      Class A shares are offered at net asset value without a sales load to employees participating in Eligible Benefit Plans. Class A shares also may be purchased (including by exchange) at net asset value without a sales load for Dreyfus-sponsored IRA "Rollover Accounts" with the distribution proceeds from a qualified retirement plan or a Dreyfus-sponsored 403(b)(7) plan, provided, at the time of such distribution, such qualified retirement plan or Dreyfus-sponsored 403(b)(7) plan (a) met the requirements of an Eligible Benefit Plan and all or a portion of such plan's assets were invested in the Dreyfus Founders Funds, the Dreyfus Premier Family of Funds, the Dreyfus Family of Funds or certain other products made available by DSC to such plans, or (b) invested all of its assets in the Dreyfus Founders Funds, funds in the Dreyfus Premier Family of Funds, certain funds in the Dreyfus Family of Funds or certain other products made available by DSC to such plans.

      Class A shares may be purchased at net asset value through certain broker-dealers and other financial institutions which have entered into an agreement with DSC, which includes a requirement that such shares be sold for the benefit of clients participating in a "wrap account" or a similar program under which such clients pay a fee to such broker-dealer or other financial institution.

      Class A shares also may be purchased at net asset value, subject to appropriate documentation, by (i) qualified separate accounts maintained by an insurance company pursuant to the laws of any State or territory of the United States, (ii) a State, county or city or instrumentality thereof, (iii) a charitable organization (as defined in Section 501(c)(3) of the Code) investing $50,000 or more in Fund shares, and (iv) a charitable remainder trust (as defined in Section 501(c)(3) of the Code).

      CLASS B SHARES. The public offering price for Class B shares is the net asset value per share of that Class. No initial sales charge is imposed at the time of purchase. A CDSC is imposed, however, on certain redemptions of Class B shares as described in the Company's Prospectus covering the Class B shares and in this Statement of Additional Information under "Redemption of Shares--Contingent Deferred Sales Charge--Class B Shares."

      Approximately six years after the date of purchase, Class B shares automatically will convert to Class A shares, based on the relative net asset values for shares of each such Class. Class B shares that have been acquired through the reinvestment of dividends and distributions will be converted on a pro rata basis together with other Class B shares, in the proportion that a shareholder's Class B shares converting to Class A shares bears to the total Class B shares not acquired through the reinvestment of dividends and distributions.

      CLASS C SHARES. The public offering price for Class C shares is the net asset value per share of that Class. No initial sales charge is imposed at the time of purchase. A CDSC is imposed, however, on redemptions of Class C shares made within the first year of purchase. See "Class B Shares" above and "Redemption of Shares."

      CLASS B AND C SHARES. DSC compensates certain Agents for selling Class B and Class C shares at the time of purchase from its own assets. The proceeds of the CDSC and the distribution fee, in part, are used to defray these expenses.

      CLASS F AND CLASS R SHARES. The public offering price for Class F and Class R shares is the net asset value per share of the respective Class.

      CLASS T SHARES. The public offering price for Class T shares is the net asset value per share of that class plus a sales load as shown below:

                                   Total Sales Load
                             -----------------------------
                              As a % of       As a % of         Dealers'
                               offering       net asset      Reallowance as
           Amount of          price per       value per     a % of offering
          Transaction           share           share            price
      ---------------------  -------------  --------------  -----------------
      Less than $50,000          4.50           4.70              4.00
      $50,000 to less            4.00           4.20              3.50
      than $100,000
      $100,000 to less           3.00           3.10              2.50
      than $250,000
      $250,000 to less           2.00           2.00              1.75
      than $500,000
      $500,000 to less           1.50           1.50              1.25
      than $1,000,000
      $1,000,000 or more         -0-             -0-              -0-

      A CDSC of 1.00% will be assessed at the time of redemption of Class T shares purchased without an initial sales charge as part of an investment of at least $1,000,000 and redeemed within one year of purchase. DSC may pay Agents an amount up to 1% of the net asset value of Class T shares purchased by their clients that are subject to a CDSC. Because the expenses associated with Class A shares will be lower than those associated with Class T shares, purchasers investing $1,000,000 or more in the Fund will generally find it beneficial to purchase Class A shares rather than Class T shares.

      Class T shares are offered at net asset value without a sales load to employees participating in Eligible Benefit Plans. Class T shares also may be purchased (including by exchange) at net asset value without a sales load for Dreyfus-sponsored IRA "Rollover Accounts" with the distribution proceeds from a qualified retirement plan or a Dreyfus-sponsored 403(b)(7) plan, provided, at the time of such distribution, such qualified retirement plan or Dreyfus-sponsored 403(b)(7) plan (a) met the requirements of an Eligible Benefit Plan and all or a portion of such plan's assets were invested in the Dreyfus Founders Funds, the Dreyfus Premier Family of Funds, the Dreyfus Family of Funds or certain other products made available by DSC to such plans, or (b) invested all of its assets in the Dreyfus Founders Funds, funds in the Dreyfus Premier Family of Funds, certain funds in the Dreyfus Family of Funds or certain other products made available by DSC to such plans.

      Class T shares also may be purchased at net asset value, subject to appropriate documentation, through a broker-dealer or other financial institution with the proceeds from the redemption of shares of a registered open-end management investment company not managed by Founders or its affiliates. The purchase of Class T shares must be made within 60 days of such redemption and the shares redeemed must have been subject to an initial sales charge or a CDSC.

      DEALER REALLOWANCE - CLASS A AND CLASS T SHARES. The dealer reallowance provided with respect to Class A and Class T shares may be changed from time to time but will remain the same for all dealers. DSC may provide additional promotional incentives to dealers that sell shares of funds advised by Founders which are sold with a sales load, such as Class A and Class T shares. In some instances, these incentives may be offered only to certain dealers who have sold or may sell significant amounts of such shares.

      SALES LOADS -- CLASS A AND CLASS T SHARES. The scale of sales loads applies to purchases of Class A and Class T shares made by any "purchaser," which term includes an individual and/or spouse purchasing securities for his, her or their own account or for the account of any minor children, or a trustee or other fiduciary purchasing securities for a single trust estate or a single fiduciary account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code) although more than one beneficiary is involved; or a group of accounts established by or on behalf of the employees of an employer or affiliated employers pursuant to an employee benefit plan or other program (including accounts established pursuant to Sections 403(b), 408(k) and 457 of the Code); or an organized group which has been in existence for more than six months, provided that it is not organized for the purpose of buying redeemable securities of a registered investment company and provided that the purchases are made through a central administration or a single dealer, or by other means which result in economy of sales effort or expense.

      Set forth below is an example of the method of computing the offering price of each Equity Fund's Class A shares. Each example assumes a purchase of Class A shares aggregating less than $50,000 subject to the schedule of sales charges set forth above at a price based upon the Fund's net asset value on December 31, 2000. Actual offering price may differ from the offering price listed in the table.

                                                Per Share Sales
                                                Charge - 5.75%
                                                  of offering       Per Share
                                                price (6.10% of      Offering
                                                net asset value      Price to
             Fund            NAV per Share        per share)        the Public
      --------------------   ---------------   ------------------  -------------
      Balanced                    $  9.24             $0.56          $  9.80
      Discovery                   $ 34.79             $2.12          $ 36.91
      Focus                       $  9.07             $0.55          $  9.62
      Growth                      $ 14.02             $0.86          $ 14.88
      Growth and Income           $  5.73             $0.35          $  6.08
      International Equity        $ 14.42             $0.88          $ 15.30
      Mid-Cap Growth              $  4.38             $0.27          $  4.65
      Passport                    $ 14.18             $0.87          $ 15.05
      Worldwide Growth            $ 15.78             $0.96          $ 16.74

      Set forth below is an example of the method of computing the offering price of each Equity Fund's Class T shares. Each example assumes a purchase of Class T shares aggregating less than $50,000 subject to the schedule of sales charges set forth above at a price based upon the Fund's net asset value on December 31, 2000. Actual offering price may differ from the offering price listed in the table.

                                                Per Share Sales
                                                Charge - 4.50%
                                                  of offering       Per Share
                                                price (4.71% of      Offering
                                                net asset value      Price to
             Fund            NAV per Share        per share)        the Public
      --------------------   ---------------   ------------------  -------------
      Balanced                    $  9.21             $0.43          $  9.64
      Discovery                   $ 34.69             $1.64          $ 36.33
      Focus                       $  9.13             $0.43          $  9.56
      Growth                      $ 14.00             $0.66          $ 14.66
      Growth and Income           $  5.68             $0.27          $  5.95
      International Equity        $ 14.37             $0.68          $ 15.05
      Mid-Cap Growth              $  4.35             $0.20          $  4.55
      Passport                    $ 14.14             $0.61          $ 14.81
      Worldwide Growth            $ 15.65             $0.74          $ 16.39

      RIGHT OF ACCUMULATION -- CLASS A AND CLASS T SHARES. Reduced sales loads apply to any purchase of Class A and Class T shares, shares of other funds in the Dreyfus Premier Family of Funds which are sold with a sales load, shares of certain other funds advised by The Dreyfus Corporation, shares of other Funds advised by Founders which are sold with a sales load and shares acquired by a previous exchange of such shares (hereinafter referred to as "Eligible Funds"), by you and any related "purchaser" as defined above, where the aggregate investment, including such purchase, is $50,000 or more. If, for example, you previously purchased and still hold Class A or Class T shares of a Fund, or shares of any other Eligible Fund or combination thereof, with an aggregate current market value of $40,000 and subsequently purchase Class A or Class T shares of the Fund, or shares of an Eligible Fund having a current value of $20,000, the sales load applicable to the subsequent purchase would be reduced to 4.5% of the offering price in the case of Class A shares, or 4.00% of the offering price in the case of Class T shares. All present holdings of Eligible Funds may be combined to determine the current offering price of the aggregate investment in ascertaining the sales load applicable to each subsequent purchase.

      To qualify for reduced sales loads, at the time of purchase you or your Agent must notify DSC if orders are made by wire, or DTI if orders are made by mail. The reduced sales load is subject to confirmation of your holdings through a check of appropriate records.

      TELETRANSFER PRIVILEGE. You may purchase shares by telephone if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the applicable Transfer Agent. The proceeds will be transferred between the bank account designated in one of these documents and your Fund account. Only a bank account maintained in a domestic financial institution which is an Automated Clearing House member may be so designated.

      TeleTransfer purchase orders may be made at any time. Purchase orders received by 4:00 p.m., New York time, on any business day that the applicable Transfer Agent and the New York Stock Exchange are open for business will be credited to the shareholder's Fund account on the next bank business day following such purchase order. Purchase orders made after 4:00 p.m., New York time, on any business day the applicable Transfer Agent and the New York Stock Exchange are open for business, or orders made on Saturday, Sunday or any Fund holiday (e.g., when the New York Stock Exchange is not open for business), will be credited to the shareholder's Fund account on the second bank business day following such purchase order. To qualify to use TeleTransfer Privilege, the initial payment for purchase of shares must be drawn on, and redemption proceeds paid to, the same bank and account as are designated on the Account Application or Shareholder Services Form on file. If the proceeds of a particular redemption are to be wired to an account at any other bank, the request must be in writing and signature-guaranteed. See "Redemption of Shares -- TELETRANSFER Privilege." The Company may modify or terminate this Privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated.

      REOPENING AN ACCOUNT. You may reopen an account with a minimum investment of $100 without filing a new Account Application during the calendar year the account is closed or during the following calendar year, provided the information on the old Account Application is still applicable.


--------------------------------------------------------------------------------
               DISTRIBUTION PLANS AND SHAREHOLDER SERVICES PLAN
--------------------------------------------------------------------------------

      Class B, Class C, Class F and Class T shares are each subject to a Distribution Plan and Class A, Class B, Class C, and Class T shares are each subject to a Shareholder Services Plan.

DISTRIBUTION PLANS

      CLASS B, CLASS C AND CLASS T SHARES. Rule 12b-1 (the "Rule") adopted by the Securities and Exchange Commission under the Act provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. The Company's Board has adopted such a plan with respect to the Equity Funds' Class B, Class C and Class T shares (the "Class B, C and T Distribution Plan") pursuant to which each such Fund pays DSC for distributing its Class B and Class C shares a fee at the annual rate of 0.75% of the value of the average daily net assets of Class B and Class C shares of such Fund, respectively, and pays DSC for distributing its Class T shares a fee at the annual rate of 0.25% of the value of the average daily net assets of Class T shares of such Fund. DSC may pay one or more Agents in respect of advertising, marketing and other distribution services for Class B, Class C and Class T shares, and determines the amounts, if any, to be paid to Agents and the basis on which such payments are made. The Company's Board believes that there is a reasonable likelihood that the Class B, C and T Distribution Plan will benefit the Company and holders of its Class B, Class C and Class T shares, respectively.

      The Class B, C and T Distribution Plan did not become effective until December 31, 1999. The table below lists the total amounts paid by each Fund for the fiscal year ended December 31, 2000, including total amounts paid to (i) Premier, as distributor prior to March 22, 2000 and (ii) DSC, as distributor from March 22 through December 31, 2000.

                                                Class B
                      ----------------------------------------------------------
        Fund              Period from         Period from         Fiscal Year
                        January 1, 2000    March 22, 2000 to     Ended December
                       to March 21, 2000   December 31, 2000        31, 2000
--------------------  ------------------  -------------------  -----------------
Balanced                         $6              $2,106               $2,112
Discovery                    $5,320            $217,956             $223,276
Focus                          $608              $3,747               $4,355
Growth                       $1,448            $110,444             $111,892
Growth and Income               $10              $3,429               $3,439
International Equity           $696             $20,687              $21,383
Mid-Cap Growth                 $242              $4,825               $5,067
Passport                    $27,736            $259,259             $286,995
Worldwide Growth               $198               9,002               $9,200


                                                Class C
                      ----------------------------------------------------------
        Fund              Period from         Period from         Fiscal Year
                        January 1, 2000    March 22, 2000 to     Ended December
                       to March 21, 2000   December 31, 2000        31, 2000
--------------------  ------------------  -------------------  -----------------
Balanced                         $8                $690                 $698
Discovery                    $1,796            $104,199             $105,995
Focus                          $456                $702               $1,158
Growth                         $306             $18,343              $18,649
Growth and Income                $2                $364                 $366
International Equity           $285              $8,428               $8,713
Mid-Cap Growth                  $86              $1,746               $1,832
Passport                    $10,779            $123,399             $134,178
Worldwide Growth                $12              $1,471               $1,483

                                                Class T
                      ----------------------------------------------------------
        Fund              Period from         Period from         Fiscal Year
                        January 1, 2000    March 22, 2000 to     Ended December
                       to March 21, 2000   December 31, 2000        31, 2000
--------------------  ------------------  -------------------  -----------------
Balanced                         $3                 $20                  $23
Discovery                       $38              $2,310               $2,348
Focus                          $151                $175                 $326
Growth                          $37              $1,553               $1,590
Growth and Income                $1                $117                 $118
International Equity            $10              $1,041               $1,051
Mid-Cap Growth                   $1                 $39                  $40
Passport                       $178              $2,218               $2,396
Worldwide Growth                 $1                 $61                  $62


      CLASS F SHARES. The Company also has adopted a plan pursuant to the Rule with respect to the Class F shares (the "Class F Distribution Plan") of all Funds other than the Money Market Fund (the "12b-1 Funds"). Pursuant to the Class F Distribution Plan, each 12b-1 Fund pays for distribution and related services at an annual rate that may be less than, but that may not exceed, 0.25% of the average daily net assets of Class F shares of that Fund. These fees may be used to pay directly, or to reimburse DSC for paying, expenses in connection with distribution of the 12b-1 Funds' Class F shares and related activities including: preparation, printing and mailing of prospectuses, reports to shareholders (such as semiannual and annual reports, performance reports and newsletters), sales literature and other promotional material to prospective investors; direct mail solicitation; advertising; public relations; compensation of sales personnel, brokers, financial planners, or others for their assistance with respect to the distribution of the Funds' Class F shares, including compensation for such services to personnel of Founders or of affiliates of Founders; providing payments to any financial intermediary for shareholder support, administrative, and accounting services with respect to the Class F shareholders of the Fund; and such other expenses as may be approved from time to time by the Company's Board of Directors and as may be permitted by applicable statute, rule or regulation.

      Payments under the Class F Distribution Plan may be made only to reimburse expenses paid during a rolling twelve-month period, subject to the annual limitation of 0.25% of average daily net assets. Any reimbursable expenses paid in excess of this limitation are not reimbursable and will be borne by Founders. As of December 31, 2000, Founders had paid the following distribution-related expenses on behalf of the 12b-1 Funds, which had not been reimbursed pursuant to the Class F Distribution Plan:

                                         % of Average
         Fund               Amount        Net Assets
----------------------- ------------  --------------
Balanced                 $1,287,812          0.15%
Discovery                  $355,586          0.03%
Focus                       $76,526          1.14%
Government Securities            $0          0.00%
Growth                   $3,016,762          0.10%
Growth and Income          $151,470          0.03%
International Equity       $151,472          0.36%
Mid-Cap Growth             $261,405          0.11%
Passport                   $370,394          0.09%
Worldwide Growth           $140,866          0.05%
----------------------- ------------
TOTAL                    $5,812,292

      During the fiscal year ended December 31, 2000, DSC and/or Premier expended the following amounts in marketing the Class F shares of the 12b-1 Funds pursuant to the Class F Distribution Plan: advertising, $1,121,557; printing and mailing of prospectuses to persons other than current shareholders, $1,946,345; payment of compensation to third parties for distribution and shareholder support services, $11,276,162; and public relations and trade shows, $292,359. The payments to third parties for distribution and shareholder support services included payments to The Variable Life Annuity Insurance Company and CIGNA Financial Services, Inc., which, to the knowledge of the Company, beneficially owned 5% or more of the outstanding shares of one or more of the Funds at the time such payments were made.

      PROVISIONS APPLICABLE TO ALL CLASSES. The benefits that the Board believes are reasonably likely to flow to the Funds (other than the Money Market Fund) and their shareholders under the Distribution Plans include, but are not limited to: (1) enhanced marketing efforts which, if successful, may result in an increase in net assets through the sale of additional shares, thereby providing greater resources to pursue the Funds' investment objectives; (2) increased name recognition for the Funds within the mutual fund industry, which may help instill and maintain investor confidence; (3) positive cash flow into the Funds, which assists in portfolio management; (4) the positive effect which increased Fund assets could have on Founders' revenues could allow Founders to have greater resources to make the financial commitments necessary to continue to improve the quality and level of shareholder services, and acquire and retain talented employees who desire to be associated with a growing organization; and
(5) increased Fund assets may result in reducing each shareholder's share of certain expenses through economies of scale, such as by exceeding breakpoints in the advisory fee schedules and allocating fixed expenses over a larger asset base.

      Payments made by a particular Fund Class under a Distribution Plan may not be used to finance the distribution of shares of any other Fund Class. In the event that an expenditure may benefit more than one Fund Class, it is allocated among the applicable Fund Classes on an equitable basis.

      A quarterly report of the amounts expended under each Distribution Plan, and the purposes for which such expenditures were incurred, must be made to the Board for its review. In addition, each Distribution Plan provides that it may not be amended to increase materially the costs which holders of the Company's Class B, Class C, Class F or Class T shares of any Fund may bear pursuant to the respective Distribution Plan without the approval of the holders of such shares and that all amendments of the Distribution Plans must be approved by the Company's Board, and by the Board members who are not "interested persons" (as defined in the Act) of the Company and have no direct or indirect financial interest in the operation of the Distribution Plans or in any agreements entered into in connection with the Distribution Plans, by vote cast in person at a meeting called for the purpose of considering such amendments.

      Each Distribution Plan is subject to annual approval by the Company's Board of Directors, by such vote cast in person at a meeting called for the purpose of voting on the Distribution Plan. Both Distribution Plans were last approved and renewed on May 5, 2000 by the Board, including all of the Independent Directors, for the period ending May 31, 2001. As to the relevant Class of shares of any Fund, the Distribution Plan may be terminated at any time by vote of a majority of the Board members who are not "interested persons" and have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreements entered into in connection with the Distribution Plan or by vote of the holders of a majority of such Class of shares of such Fund.

      So long as any Distribution Plan is in effect for any Class of shares of any Fund, the selection and nomination of persons to serve as independent directors of the Company shall be committed to the independent directors then in office at the time of such selection or nomination.

SHAREHOLDER SERVICES PLAN

      The Company has adopted a Shareholder Services Plan with respect to the Equity Funds' Class A, Class B, Class C and Class T shares (the "Shareholder Services Plan"). Under the Shareholder Services Plan, each Equity Fund's Class A, Class B, Class C and Class T shares pays DSC a fee at the annual rate of 0.25% of the value of the average daily net assets of the respective Class for the provision of certain services to the holders of shares of that Class. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of such shareholder accounts. Under the Shareholder Services Plan, DSC may make payments to Agents in respect of these services.

      A quarterly report of the amounts expended under the Shareholder Services Plan, and the purposes for which such expenditures were incurred, must be made to the Board for its review. In addition, the Shareholder Services Plan provides that amendments must be approved by the Company's Board, and by the Board members who are not "interested persons" (as defined in the Act) of the Company and have no direct or indirect financial interest in the operation of the Shareholder Services Plan or in any agreements entered into in connection with the Shareholder Services Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. The Shareholder Services Plan is subject to annual approval by such vote cast in person at a meeting called for the purpose of voting on the Shareholder Services Plan. The Shareholder Services Plan was initially approved by the Board at a meeting held on August 13, 1999 and was renewed on May 5, 2000 by the Board, including all of the Independent Directors, for the period ending May 31, 2001. As to the relevant Class of shares of any Fund, the Shareholder Services Plan is terminable at any time by vote of a majority of the Board members who are not "interested persons" and who have no direct or indirect financial interest in the operation of the Shareholder Services Plan or in any agreements entered into in connection with the Shareholder Services Plan.

      Set forth below are the total amounts paid by each Fund pursuant to the Shareholder Services Plan to (i) Premier, as distributor prior to March 22, 2000 and (ii) DSC for the Fund's fiscal year ended December 31, 2000.

                       Total Amount
                      Paid Pursuant
                       to Shareholder     Payments to
        Fund          Services Plan         Premier        Payments to DSC
  -----------------  -----------------  -----------------  -----------------
  Balanced
     Class A               $446                 $2               $444
     Class B               $704                 $2               $702
     Class C               $233                 $3               $230
     Class T                $23                 $3                $20
  Discovery
     Class A           $139,472             $1,905           $137,567
     Class B            $74,426             $1,773            $72,653
     Class C            $35,332               $599            $34,733
     Class T             $2,348                $38             $2,310
  Focus
     Class A             $1,457               $493               $964
     Class B             $1,451               $203             $1,248
     Class C               $386               $152               $234
     Class T               $326               $151               $175
  Growth
     Class A            $13,158               $285            $12,873
     Class B            $37,297               $483            $36,814
     Class C             $6,216               $102             $6,114
     Class T             $1,590                $37             $1,553
  Growth and
  Income
     Class A               $252                 $1               $251
     Class B             $1,147                 $4             $1,143

                       Total Amount
                      Paid Pursuant
                       to Shareholder     Payments to
        Fund          Services Plan         Premier        Payments to DSC
  -----------------  -----------------  -----------------  -----------------
     Class C               $122                 $1               $121
     Class T               $118                 $1               $117
  International
  Equity
     Class A             $6,961               $282             $6,679
     Class B             $7,127               $232             $6,895
     Class C             $2,905                $95             $2,810
     Class T             $1,051                $10             $1,041
  Mid-Cap Growth
     Class A               $990                $75               $915
     Class B             $1,689                $81             $1,608
     Class C               $611                $29               $582
     Class T                $40                 $1                $39
  Passport
     Class A           $106,667            $13,394            $93,273
     Class B            $95,665             $9,245            $86,420
     Class C            $44,725             $3,593            $41,132
     Class T             $2,396               $178             $2,218
  Worldwide Growth
     Class A             $3,381               $484             $2,897
     Class B             $3,067                $66             $3,001
     Class C               $495                 $4               $491
     Class T                $62                 $1                $61


--------------------------------------------------------------------------------
                              REDEMPTION OF SHARES
--------------------------------------------------------------------------------

      GENERAL. If you hold Fund shares of more than one Class, any request for redemption must specify the Class of shares being redeemed. If you fail to specify the Class of shares to be redeemed, the redemption request may be delayed until the Transfer Agent receives further instructions from you or your Agent.

      The Funds impose no charges (other than any applicable CDSC) when shares are redeemed, although a $6 fee will be assessed for wire redemptions of Class F shares. Agents may charge their clients a fee for effecting redemptions of Fund shares. The value of the shares redeemed may be more or less than their original cost, depending upon the applicable Fund's then-current net asset value.

      CONTINGENT DEFERRED SALES CHARGE -- CLASS B SHARES. A CDSC is paid to DSC on any redemption of Class B shares which reduces the current net asset value of your Class B shares to an amount which is lower than the dollar amount of all payments by you for the purchase of Class B shares of the applicable Fund held by you at the time of redemption. No CDSC will be imposed to the extent that the net asset value of the Class B shares redeemed does not exceed (i) the current net asset value of Class B shares of the applicable Fund acquired through reinvestment of dividends or capital gain distributions, plus (ii) increases in the net asset value of your Class B shares of that Fund above the dollar amount of all your payments for the purchase of Class B shares of that Fund held by you at the time of redemption.

      If the aggregate value of the Class B shares of a Fund that are redeemed has declined below their original cost as a result of the Fund's performance, any CDSC which is applicable will be applied to the then-current net asset value rather than the purchase price.

      In circumstances where the CDSC is imposed, the amount of the charge will depend on the number of years from the time you purchased the Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of Class B shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

      The following table sets forth the rates of the CDSC for Class B shares:

                                 CDSC as a % of
                                 Amount Invested
      Year Since Purchase      or Redemption
      Payment Was Made         Proceeds
      ---------------------    -----------------
      First...............     4.00
      Second..............     4.00
      Third...............     3.00
      Fourth..............     3.00
      Fifth...............     2.00
      Sixth...............     1.00

      In determining whether a CDSC is applicable to a redemption from a Fund, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in net asset value of Class B shares above the total amount of payments for the purchase of Class B shares made during the preceding six years; then of amounts representing the cost of shares purchased six years prior to the redemption; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable six-year period.

      For example, assume an investor purchased 100 shares of a Fund at $10 per share for a cost of $1,000. Subsequently, the shareholder acquired five additional shares through dividend reinvestment. During the second year after the purchase the investor decided to redeem $500 of the investment. Assuming at the time of the redemption the Fund's net asset value had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

      CONTINGENT DEFERRED SALES CHARGE -- CLASS C SHARES. A CDSC of 1% is paid to DSC on any redemption of Class C shares within one year of the date of purchase. The basis for calculating the payment of any such CDSC will be the method used in calculating the CDSC for Class B shares. See "Contingent Deferred Sales Charge--Class B Shares" above.

      WAIVER OF CDSC. The CDSC may be waived in connection with (a) redemptions made within one year after the death or disability, as defined in Section 72(m)(7) of the Code, of the shareholder, (b) redemptions by employees participating in Eligible Benefit Plans, (c) redemptions as a result of a combination of any investment company with a Fund by merger, acquisition of assets or otherwise, (d) a distribution following retirement under a tax-deferred retirement plan or upon attaining age 70 1/2 in the case of an IRA or Keogh plan or custodial account pursuant to Section 403(b) of the Code, and
(e) redemptions pursuant to the Automatic Withdrawal Plan, as described below. If the Company's Board determines to discontinue the waiver of the CDSC, the disclosure herein will be revised appropriately. Any Fund shares subject to a CDSC which were purchased prior to the termination of such waiver will have the CDSC waived as provided in the applicable Prospectus or this Statement of Additional Information at the time of the purchase of such shares.

      To qualify for a waiver of the CDSC, at the time of redemption you must notify DTI or your Agent must notify DSC. Any such qualification is subject to confirmation of your entitlement.

      REDEMPTION THROUGH A SELECTED DEALER. If you are a customer of a Selected Dealer, you may make redemption requests to your Selected Dealer. If the Selected Dealer transmits the redemption request so that it is received by DTI prior to the close of regular trading on the floor of the New York Stock Exchange (currently 4:00 p.m., Eastern time), the redemption request will be effective on that day. If a redemption request is received by DTI after the close of regular trading on the floor of the New York Stock Exchange, the redemption request will be effective on the next business day. It is the responsibility of the Selected Dealer to transmit a request so that it is received in a timely manner. The proceeds of the redemption are credited to your account with the Selected Dealer.

      In addition, DSC or its designee will accept orders from Selected Dealers with which DSC has sales agreements for the repurchase of shares held by shareholders. Repurchase orders received by dealers by the close of regular trading on the floor of the New York Stock Exchange on any business day and transmitted to DSC or its designee prior to the close of its business day (normally 5:15 p.m., Eastern time) are effected at the price determined as of the close of regular trading on the floor of the New York Stock Exchange on that day. Otherwise, the shares will be redeemed at the next determined net asset value. It is the responsibility of the Selected Dealer to transmit orders on a timely basis. The Selected Dealer may charge the shareholder a fee for executing the order. This repurchase arrangement is discretionary and may be withdrawn at any time.

      REINVESTMENT PRIVILEGE. Upon written request, you may reinvest up to the number of Class A, Class B or Class T shares you have redeemed, within 45 days of redemption, at the then-prevailing net asset value without a sales load, or reinstate your account for the purpose of exercising Fund Exchanges. Upon reinstatement your account will be credited with an amount equal to the CDSC previously paid upon redemption of the shares reinvested. The Reinvestment Privilege may be exercised only once.

      TELETRANSFER PRIVILEGE. You may request by telephone that redemption proceeds (minimum $100 for Class F; $500 for Classes of shares other than F) be transferred between your Fund account and your bank account. Only a bank account maintained in a domestic financial institution which is an Automated Clearing House member may be designated. Redemption proceeds will be on deposit in your account at an Automated Clearing House member bank ordinarily two business days after receipt of the redemption request or, at your request, paid by check and mailed to your address. Holders of jointly registered Fund or bank accounts may redeem through the TeleTransfer Privilege for transfer to their bank account not more than $250,000 within any 30-day period from accounts in Fund Classes other than Class F. See "Purchase of Shares -- TeleTransfer Privilege."

      REDEMPTION COMMITMENT; REDEMPTIONS IN KIND. Each Fund has committed itself to pay in cash all redemption requests by any shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the Securities and Exchange Commission. In the case of requests for redemption in excess of such amount from any Fund other than Money Market Fund, the Board of Directors reserves the right to make payments in whole or in part in securities or other assets of the Fund in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In addition, the Board of Directors has adopted "Investment Company Act Section 17(a) Affiliate Redemption in Kind Conditions and Procedures." Under these procedures, a Fund may satisfy redemption requests from a shareholder who may be deemed to be an affiliated person of the Fund by means of an in-kind distribution of the Fund's portfolio securities, subject to certain conditions. In the event of any redemption in kind, the securities distributed to the redeeming shareholder would be valued in the same manner as they are valued in the portfolio of the Fund. If the recipient sold such securities, brokerage charges would be incurred.

      REDEMPTION PAYMENTS; SUSPENSION OF REDEMPTIONS. Proceeds of redemptions normally will be forwarded within three business days after receipt by the applicable Transfer Agent of the request for redemption in good order, although the Company may delay payment of redemption proceeds under certain circumstances for up to seven calendar days after receipt of the redemption request. (We consider redemptions to be received in good order upon receipt of the required documents as described in the applicable Prospectus.) In addition, net asset value determination for purposes of redemption may be suspended or the date of payment postponed during periods when (1) trading on the New York Stock Exchange is restricted, as determined by the SEC, or the Exchange is closed (except for holidays or weekends), (2) when trading in the markets the relevant fund ordinarily utilizes is restricted, (3) for such other periods as the SEC by order may permit, or (4) an emergency exists as defined by the SEC so that disposal of securities or determination of net asset value is not reasonably practicable. In such a case, a shareholder seeking to redeem shares may withdraw his request or leave it standing for execution at the per share net asset value next computed after the suspension has been terminated.

      TRANSACTIONS THROUGH THIRD PARTIES. The Company has authorized a number of brokers and other financial services companies to accept orders for the purchase and redemption of Fund shares. Certain of such companies are authorized to designate other intermediaries to accept purchase and redemption orders on the Company's behalf. In certain of these arrangements, the Company will be deemed to have received a purchase or redemption order when an authorized company or, if applicable, its authorized designee, accepts the order. In such cases, the customer's order will be priced at the public offering price of the applicable Fund next determined after the order is accepted by the company or its authorized designee.


--------------------------------------------------------------------------------
                              SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

      FUND EXCHANGES FOR CLASSES A, B, C, R AND T. Shares of Classes A, B, C, R and T of any Equity Fund may be exchanged for shares of the same Class of any other Equity Fund or Dreyfus Premier fund. Shares of each Class of an Equity Fund also may be exchanged for shares of certain other funds managed or administered by The Dreyfus Corporation and, with respect to Class T shares of a Fund, Class A shares of certain Dreyfus Premier fixed-income funds, to the extent such shares are offered for sale in your state of residence. Shares of other funds purchased by exchange will be purchased on the basis of relative net asset value per share as follows:

      A. Exchanges for shares of funds that are offered without a sales load will be made without a sales load.

      B. Shares of Funds purchased without a sales load may be exchanged for shares of other funds sold with a sales load, and the applicable sales load will be deducted.

      C. Shares of Funds purchased with a sales load may be exchanged without a sales load for shares of other funds sold without a sales load.

      D. Shares of Funds purchased with a sales load, shares of Funds acquired by a previous exchange from shares purchased with a sales load, and additional shares acquired through reinvestment of dividends or distributions of any such Funds (collectively referred to herein as "Purchased Shares") may be exchanged for shares of other funds sold with a sales load (referred to herein as "Offered Shares"), provided that, if the sales load applicable to the Offered Shares exceeds the maximum sales load that could have been imposed in connection with the Purchased Shares (at the time the Purchased Shares were acquired), without giving effect to any reduced loads, the difference will be deducted.

      E. Shares of Funds subject to a CDSC that are exchanged for shares of another Fund will be subject to the higher applicable CDSC of the two Funds and, for purposes of calculating CDSC rates and conversion periods, if any, will be deemed to have been held since the date the shares being exchanged were initially purchased.

      To accomplish an exchange under Item D above, you or your Agent must notify DTI of your prior ownership of shares with a sales load and your account number. Any such exchange is subject to confirmation of your holdings through a check of appropriate records.

      You also may exchange your Fund shares that are subject to a CDSC for shares of Dreyfus Worldwide Dollar Money Market Fund, Inc. The shares so purchased will be held in a special account created solely for this purpose ("Exchange Account"). Exchanges of shares from an Exchange Account only can be made into the other Funds or certain other funds managed or administered by The Dreyfus Corporation. No CDSC is charged when an investor exchanges into an Exchange Account; however, the applicable CDSC will be imposed when shares are redeemed from an Exchange Account or other applicable Fund account. Upon redemption, the applicable CDSC will be calculated without regard to the time such shares were held in an Exchange Account. See "Redemption of Shares." Redemption proceeds for Exchange Account shares are paid by Federal wire or check only. Exchange Account shares also are eligible for the Auto-Exchange Privilege, Dividend Sweep and the Automatic Withdrawal Plan.

      To request an exchange of Class A, B, C, R or T shares, you or your Agent acting on your behalf must give exchange instructions to DTI in writing or by telephone. The ability to issue exchange instructions by telephone is given to all Fund shareholders automatically, unless you check the applicable "No" box on the Account Application, indicating that you specifically refuse this privilege. By using the Telephone Exchange Privilege, you authorize Transfer Agent to act on telephonic instructions (including over The Dreyfus Touch(R) automated telephone system) from any person representing himself or herself to be you or a representative of your Agent, and reasonably believed by Transfer Agent to be genuine. Telephone exchanges may be subject to limitations as to amount involved or the number of telephone exchanges permitted. No fees currently are charged shareholders directly in connection with exchanges, although the Company reserves the right, upon not less than 60 days' written notice, to charge shareholders a nominal administrative fee in accordance with rules promulgated by the Securities and Exchange Commission.

      Shares of the Fund being exchanged must have a value of at least the minimum initial investment required for the Fund into which the exchange is being made.

      Exchanges of Class R shares held by a Retirement Plan may be made only between the investor's Retirement Plan account in one Fund and such investor's Retirement Plan account in another Fund.

      AUTO-EXCHANGE PRIVILEGE. The Auto-Exchange Privilege permits you to purchase (on a semi-monthly, monthly, quarterly, or annual basis), in exchange for Class A, B, C, R or T shares of a Fund, shares of the same Class of another Fund, shares of the same Class of another fund in the Dreyfus Premier Family of Funds or shares of certain other funds in the Dreyfus Family of Funds and, with respect to Class T shares of a Fund, Class A shares of certain Dreyfus Premier fixed-income funds, of which you are a shareholder. This Privilege is available only for existing accounts. With respect to Class R shares held by a Retirement Plan, exchanges may be made only between the investor's Retirement Plan account in one fund and such investor's Retirement Plan account in another fund. Shares will be exchanged on the basis of relative net asset value as described above under "Fund Exchanges." Enrollment in or modification or cancellation of this Privilege is effective three business days following notification by the investor. You will be notified if your account falls below the amount designated to be exchanged under this Privilege. In this case, your account will fall to zero unless additional investments are made in excess of the designated amount prior to the next Auto-Exchange transaction. Shares held under IRA and other retirement plans are eligible for this Privilege. Exchanges of IRA shares may be made between IRA accounts and from regular accounts to IRA accounts if eligible, but not from IRA accounts to regular accounts. With respect to all other retirement accounts, exchanges may be made only among those accounts.

      Fund Exchanges and Auto-Exchange Privilege are available to shareholders resident in any state in which the fund being acquired may legally be sold. Shares may be exchanged only between fund accounts having identical names and other identifying designations.

      Shareholder Services Forms and prospectuses of the other funds may be obtained by calling 1-800-554-4611 (holders of Class F shares should call 1-800-525-2440). The Company reserves the right to reject any exchange request in whole or in part. The Fund Exchanges service or Auto-Exchange Privilege may be modified or terminated at any time upon notice to shareholders.

      AUTOMATIC ASSET BUILDER(R). Automatic Asset Builder permits you to purchase Class A, B, C, R or T shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you.

      GOVERNMENT DIRECT DEPOSIT PRIVILEGE. Government Direct Deposit Privilege enables you to purchase Class A, B, C, R or T shares (minimum of $100 and maximum of $50,000 per transaction) by having Federal salary, Social Security, or certain veterans', military or other payments from the U.S. Government automatically deposited into your Fund account. You may deposit as much of such payments as you elect.

      DIVIDEND OPTIONS. Dividend Sweep allows you to invest automatically your dividends or dividends and any capital gain distributions from Class A, B, C, R or T shares of a Fund in shares of the same Class of another Fund, shares of the same Class of another fund in the Dreyfus Premier Family of Funds or shares of certain other funds in the Dreyfus Family of Funds and, with respect to Class T shares of a Fund, in Class A shares of certain Dreyfus Premier fixed-income funds, of which you are a shareholder. Shares of other funds purchased pursuant to Dividend Sweep will be purchased on the basis of relative net asset value per share as follows:

      A. Dividends and distributions paid by a fund may be invested without imposition of the sales load in shares of other funds that are offered without a sales load.

      B. Dividends and distributions paid by a fund which does not charge a sales load may be invested in shares of other funds sold with a sales load, and the applicable sales load will be deducted.

      C. Dividends and distributions paid by a fund which charges a sales load may be invested in shares of other funds sold with a sales load (referred to herein as "Offered Shares"), provided that, if the sales load applicable to the Offered Shares exceeds the maximum sales load charged by the fund from which dividends or distributions are being swept, without giving effect to any reduced loads, the difference will be deducted.

      D. Dividends and distributions paid by a fund may be invested in shares of other funds that impose a CDSC and the applicable CDSC, if any, will be imposed upon redemption of such shares.

      Dividend ACH permits you to transfer electronically dividends or dividends and capital gain distributions, if any, from the Class A, B, C, R or T shares of a Fund to a designated bank account. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated. Banks may charge a fee for this service.

      AUTOMATIC WITHDRAWAL PLAN. The Automatic Withdrawal Plan ("AWP") permits you to request withdrawal of a specified dollar amount (minimum of $50 for Class A, B, C, R or T shares) on either a monthly or quarterly basis if you have a $5,000 minimum account. Withdrawal payments are the proceeds from sales of Fund shares, not the yield on the shares. If withdrawal payments exceed reinvested dividends and distributions, your shares will be reduced and eventually may be depleted. Automatic Withdrawal may be terminated at any time by you, the Fund or the applicable Transfer Agent.

       A CDSC will not be charged on Class B shares redeemed under an AWP for any Fund account opened on or after July 24, 2000, or for any existing Fund account that adds AWP services on or after July 24, 2000, as long as the amount of the withdrawal does not exceed the GREATER of:
     o an annual rate of 12% of the account value at the time of the first withdrawal under the AWP; or
     o an annual rate of 12% of the account value at the time of any subsequent withdrawal.

AWP withdrawals of Class B shares that exceed such amounts will be subject to a CDSC.

      Withdrawals of Class A and Class T shares subject to a CDSC and Class C shares under the Automatic Withdrawal Plan will be subject to any applicable CDSC. Purchases of additional Class A and Class T shares where the sales load is imposed concurrently with withdrawals of Class A and Class T shares generally are undesirable.

      Certain Retirement Plans, including Dreyfus-sponsored retirement plans, may permit certain participants to establish an automatic withdrawal plan from such Retirement Plans. Participants should consult their Retirement Plan sponsor and tax adviser for details. Such a withdrawal plan is different from the Automatic Withdrawal Plan.

      LETTER OF INTENT -- CLASS A AND CLASS T SHARES. By signing a Letter of Intent form, which can be obtained by calling 1-800-554-4611, you become eligible for the reduced sales load applicable to the total number of Eligible Fund shares purchased in a 13-month period pursuant to the terms and conditions set forth in the Letter of Intent. A minimum initial purchase of $5,000 is required. To compute the applicable sales load, the offering price of shares you hold (on the date of submission of the Letter of Intent) in any Eligible Fund that may be used toward "Right of Accumulation" benefits described above may be used as a credit toward completion of the Letter of Intent. However, the reduced sales load will be applied only to new purchases.

      DTI will hold in escrow 5% of the amount indicated in the Letter of Intent for payment of a higher sales load if you do not purchase the full amount indicated in the Letter of Intent. The escrow will be released when you fulfill the terms of the Letter of Intent by purchasing the specified amount. If your purchases qualify for a further sales load reduction, the sales load will be adjusted to reflect your total purchase at the end of 13 months. If total purchases are less than the amount specified, you will be requested to remit an amount equal to the difference between the sales load actually paid and the sales load applicable to the aggregate purchases actually made. If such remittance is not received within 20 days, DTI, as attorney-in-fact pursuant to the terms of the Letter of Intent, will redeem an appropriate number of Class A or Class T shares of the Fund, as applicable, held in escrow to realize the difference. Signing a Letter of Intent does not bind you to purchase, or a Fund to sell, the full amount indicated at the sales load in effect at the time of signing, but you must complete the intended purchase to obtain the reduced sales load. At the time you purchase Class A or Class T shares, you must indicate your intention to do so under a Letter of Intent. Purchases pursuant to a Letter of Intent will be made at the then-current net asset value plus the applicable sales load in effect at the time such Letter of Intent was executed.

      PAYROLL SAVINGS PLAN. Payroll Savings Plan permits you to purchase Class A, B, C, R or T shares (minimum $100 per transaction) automatically on a regular basis. Depending upon your employer's direct deposit program, you may have part or all of your paycheck transferred to your existing account electronically through the Automated Clearing House system at each pay period.

      CORPORATE PENSION/PROFIT-SHARING AND PERSONAL RETIREMENT PLANS. The Company makes available to corporations a variety of prototype pension and profit-sharing plans, including a 401(k) Salary Reduction Plan. In addition, the Company makes available Keogh Plans, IRAs (including regular IRAs, spousal IRAs for a non-working spouse, Roth IRAs, Education IRAs, SEP-IRAs and rollover IRAs) and 403(b)(7) Plans. Plan support services also are available.

      Investors who wish to purchase Class A, B, C, R or T shares in conjunction with a Keogh Plan, a 403(b)(7) Plan or an IRA, including a SEP-IRA, may request from DSC forms for adoption of such plans.

      The entity acting as custodian for Keogh Plans, 403(b)(7) Plans or IRAs may charge a fee, payment of which could require the liquidation of shares. All fees charged are described in the appropriate form.

      Shares may be purchased in connection with these plans only by direct remittance to the entity acting as custodian. Purchases for these plans may not be made in advance of receipt of funds.

      The minimum initial investment in Class A, B, C, R or T shares for corporate plans, Salary Reduction Plans, 403(b)(7) Plans, and SEP-IRAs with more than one participant is $1,000 with no minimum on subsequent purchases. The minimum initial investment for Founders-sponsored Keogh Plans, IRAs (including regular IRAs, spousal IRAs for a non-working spouse, Roth IRAs, SEP-IRAs and rollover IRAs) and 403(b)(7) Plans with only one participant is normally $750, with no minimum on subsequent purchases. The minimum initial investment for Education IRAs is $500, with no minimum on subsequent purchases.

      The investor should read the Prototype Retirement Plan and the Bank Custodial Agreement for further details on eligibility, service fees and tax implications, and should consult a tax adviser.

      CLASS F SHAREHOLDER SERVICES. The services provided to holders of Class F shares are described in detail in the Prospectus for Class F shares.

COMPANY POLICY REGARDING MARKET TIMING ACTIVITIES

      The Funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements. A pattern of frequent purchases and exchanges can be disruptive to efficient portfolio management and, consequently, can be detrimental to a Fund's performance and its shareholders. Accordingly, if a Fund's management determines that an investor is following a market-timing strategy or is otherwise engaging in excessive trading, the Fund, with or without prior notice, may temporarily or permanently terminate the availability of Fund Exchanges, or reject in whole or part any purchase or exchange request, with respect to such investor's account. Such investors also may be barred from purchasing other Funds or other funds in the Dreyfus Family of Funds. Generally, an investor who makes more than four exchanges out of a Fund during any calendar year (or, in the case of Class F, during any 12-month period) or who makes exchanges that appear to coincide with a market-timing strategy may be deemed to be engaged in excessive trading. Accounts under common ownership or control will be considered as one account for purposes of determining a pattern of excessive trading. In addition, a Fund may refuse or restrict purchase or exchange requests for Fund shares by any person or group if, in the judgment of the Fund's management, the Fund would be unable to invest the money effectively in accordance with its investment objectives and policies or could otherwise be adversely affected or if the Fund receives or anticipates receiving simultaneous orders that may significantly affect the Fund (e.g., amounts equal to 1% or more of the Fund's total assets). If an exchange request is refused, the Fund will take no other action with respect to the Fund shares until it receives further instructions from the investor. A Fund may delay forwarding redemption proceeds for up to seven days if the investor redeeming shares is engaged in excessive trading or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management or would adversely affect the Fund. The Funds' policy on excessive trading applies to investors who invest in a Fund directly or through financial intermediaries, but does not apply to the Auto-Exchange Privilege or to any automatic investment or withdrawal privilege described herein.

      During times of drastic economic or market conditions, the Fund may suspend Fund Exchanges temporarily without notice and treat exchange requests based on their separate components -- redemption orders with a simultaneous request to purchase the other fund's shares. In such a case, the redemption request would be processed at the Fund's next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased receives the proceeds of the redemption, which may result in the purchase being delayed.


--------------------------------------------------------------------------------
                                 OTHER SERVICES
--------------------------------------------------------------------------------

FUND ACCOUNTING AND ADMINISTRATIVE SERVICES AGREEMENT

      Founders performs administrative, accounting, and recordkeeping services for the Funds pursuant to an Amended and Restated Fund Accounting and Administrative Services Agreement that was initially approved on August 13, 1999 by a vote cast in person by all of the directors of the Company, including all of the directors who are not "interested persons" of the Company or of Founders at a meeting called for such purpose, for an initial term ending May 31, 2000. The Agreement may be continued from year to year thereafter as long as each such continuance is specifically approved by the Board of Directors of the Company, including a majority of the directors who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting for the purpose of voting on such continuance. The Agreement was renewed on May 5, 2000 by the Board, including all of the Independent Directors, for the period ending May 31, 2001. The Agreement may be terminated at any time without penalty by the Company upon ninety (90) days' written notice, or by Founders upon ninety (90) days' written notice, and terminates automatically in the event of its assignment unless the Company's Board of Directors approves such assignment.

      Pursuant to the Agreement, Founders maintains the portfolios, general ledgers, and financial statements of the Funds; accumulates data from the Funds' shareholder servicing and transfer agents, custodian, and manager and calculates daily the net asset value of each Class of the Funds; monitors the data and transactions of the custodian, transfer agents, shareholder servicing agent, and manager of the Funds; monitors compliance with tax and federal securities rules and regulations; provides reports and analyses of portfolio, transfer agent, shareholder servicing agent, and custodial operations, performance and costs; and reports on regulatory and other shareholder matters. The Funds pay a fee for this service which is computed at an annual rate of 0.06 percent of the daily net assets of the Funds from $0 to $500 million and at an annual rate of 0.02 percent of the daily net assets of the Funds in excess of $500 million, plus reasonable out-of-pocket expenses. During the fiscal years ended December 31, 2000, 1999, and 1998, the Company paid Fund accounting and administrative services fees of $1,881,943, $1,319,457, and $1,213,611 respectively.

SHAREHOLDER SERVICES AGREEMENT

      Pursuant to an Amended and Restated Shareholder Services Agreement, Founders performs certain telephone, retirement plan, quality control, personnel training, shareholder inquiry, shareholder account, and other shareholder-related and transfer agent services for the Class F shareholders of the Funds. The Agreement was approved on August 13, 1999 by a vote cast in person by all of the directors of the Company, including all of the directors who are not "interested persons" of the Company or Founders at a meeting called for such purpose, for an initial term ending May 31, 2000. The Agreement may be continued from year to year thereafter as long as such continuance is specifically approved by the Board of Directors of the Company, including a majority of the directors who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such continuance. The Agreement was renewed on May 5, 2000 by the Board, including all of the Independent Directors, for the period ending May 31, 2001. The Agreement may be terminated at any time without penalty by the Company upon ninety (90) days' written notice to Founders or by Founders upon one hundred eighty (180) days' written notice to the Company, and terminates automatically in the event of an assignment unless the Company's Board of Directors approves such assignment. The Funds pay to Founders a prorated monthly fee for such services equal on an annual basis to $26 for each Class F shareholder account of the Funds considered to be an open account at any time during the applicable month (the "shareholder servicing fee"). The fee provides for the payment not only for services rendered and facilities furnished by Founders pursuant to the Agreement, but also for services rendered and facilities furnished by ITC and DST Systems, Inc. ("DST") in performing transfer agent services for Class F shareholders and in providing hardware and software system capabilities on behalf of the Funds. In addition to the per account fee, Founders, ITC, and DST are reimbursed for all reasonable out-of-pocket expenses incurred in the performance of their respective services. During the fiscal years ended December 31, 2000, 1999, and 1998, the Company paid shareholder servicing fees of $2,951,970, $2,580,972, and $3,147,345 respectively.


--------------------------------------------------------------------------------
                              BROKERAGE ALLOCATION
--------------------------------------------------------------------------------

      It is the policy of the Company, in effecting transactions in portfolio securities, to seek the best execution of orders at the most favorable prices. The determination of what may constitute best execution in a securities transaction involves a number of judgmental considerations, including, without limitation, the overall direct net economic result to a Fund (involving both price paid or received and any commissions and other costs), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, the availability of the broker to stand ready to execute possibly difficult transactions for the Fund in the future, and the financial strength and stability of the broker.

      Because selection of executing brokers is not based solely on net commissions, a Fund may pay an executing broker a commission higher than that which might have been charged by another broker for that transaction. While it is not practicable for the Company to solicit competitive bids for commissions on each portfolio transaction, consideration is regularly given to available information concerning the level of commissions charged in comparable transactions by various brokers. Transactions in over the counter securities are normally placed with principal market makers, except in circumstances where, in the opinion of Founders, better prices and execution are available elsewhere.

      Subject to the policy of seeking the best execution of orders at the most favorable prices, a Fund may execute transactions with brokerage firms that provide, along with brokerage services, research services and products, as defined in Section 28(e) of the Securities Exchange Act of 1934. Section 28(e) provides a "safe harbor" to investment managers who use commission dollars of their advised accounts to obtain investment research and brokerage services and products. These arrangements are often called soft dollar arrangements. Research and brokerage services and products that provide lawful and appropriate assistance to the manager in performing investment decision-making responsibilities fall within the safe harbor.

      The types of research services and products provided by brokerage firms to Founders include, without limitation:

o research reports about issuers, industries, securities, economic factors and trends
o     earnings information and estimates
o     reports of issuer regulatory filings
o     performance measurement systems
o     stock quote systems
o     trading systems
o     trading measurement services
o     data feeds from stock exchanges
o     third party publications
o     computer and electronic access equipment
o     software programs

      These services and products permit Founders to supplement its own research and analysis activities, and provide it with information from individuals and research staffs of many securities firms.

      Some of the research products or services received by Founders may have both a research function and a non-research administrative function (a "mixed use"). If Founders determines that any research product or service has a mixed use, Founders will allocate in good faith the cost of such service or product accordingly. The portion of the product or service that Founders determines will assist it in the investment decision-making process may be paid for in soft dollars. The non-research portion is paid for by Founders in hard dollars. Any such allocation may create a conflict of interest for Founders.

      Certain accounts of affiliated entities in the Mellon organization are managed by Founders employees acting in a "dual employee" capacity. Founders effects trades for accounts managed by these dual employees. Because those clients may benefit from the research products and services Founders receives from brokers, commissions generated by those clients may be used to help pay for research products and services.

      Founders generally considers the amount and nature of research, execution and other services provided by brokerage firms, as well as the extent to which such services are relied on, and attempts to allocate a portion of the brokerage business of its clients on the basis of that consideration. Neither the research services nor the amount of brokerage given to a particular brokerage firm are made pursuant to any agreement or commitment with any of the selected firms that would bind Founders to compensate the selected brokerage firm for research provided. Founders endeavors to direct sufficient commissions to broker/dealers that have provided it with research to ensure continued receipt of research Founders believes is useful. Actual brokerage commissions received by a broker/dealer may be more or less than the suggested allocations.

      Founders may receive a benefit from the research services and products that is not passed on to a Fund in the form of a direct monetary benefit. Further, research services and products may be useful to Founders in providing investment advice to any of the Funds or clients it advises. Likewise, information made available to Founders from brokerage firms effecting securities transactions for a Fund or client may be utilized on behalf of another Fund or client. Thus, there may be no correlation between the amount of brokerage commissions generated by a particular Fund or client and the indirect benefits received by that Fund or client.

      As described in greater detail below, a significant proportion of the total commissions paid by the Funds for portfolio transactions during the year ended December 31, 2000 was paid to brokers that provided research services to Founders, and it is expected that, in the future, a substantial portion of each Fund's brokerage business will be placed with firms that provide such services.

      Subject to the policy of seeking the best execution of orders at the most favorable prices, sales of shares of the Funds may also be considered as a factor in the selection of brokerage firms to execute Fund portfolio transactions.

      A Fund and one or more of the other Funds or clients to which Founders serves as investment adviser may own the same securities from time to time. If purchases or sales of securities for a Fund and other Funds or clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective Funds and clients in a manner deemed equitable to all by the investment adviser. To the extent that transactions on behalf of more than one client during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on the price and amount of the security being purchased or sold for the Fund. However, the ability of the Fund to participate in volume transactions may possibly produce better executions for the Fund in some cases.

      DSC has been authorized by the directors of the 12b-1 Funds to apply dollars generated from each Fund's Rule 12b-1 distribution plan to pay to brokers and to other entities a fee for distribution, recordkeeping, accounting, and shareholder-related services provided to investors purchasing shares of a 12b-1 Fund through various sales and/or shareholder servicing programs. These fees are computed based on the average daily account balances of investments in each 12b-1 Fund made by the entity on behalf of its customers. The directors of the 12b-1 Funds have further authorized Founders to place a portion of the Funds' brokerage transactions with certain of these entities which are broker-dealers if Founders reasonably believes that the entity is able to provide the best execution of orders at the most favorable prices. Commissions earned by the entity from executing portfolio transactions on behalf of a specific 12b-1 Fund may be credited against the fee charged to that Fund, on a basis that has resulted from negotiations between Founders and the entity. Any 12b-1 fees that are not expended as a result of the application of any such credit will not be used either to pay or to reimburse DSC for other distribution expenses. These directed brokerage arrangements have no adverse effect either on the level of brokerage commissions paid by the Funds or on any Fund's expenses.

      In addition, registered broker-dealers, third-party administrators of tax-qualified retirement plans, and other entities that establish omnibus investor accounts in the Class F shares of the Funds may provide sub-transfer agency, recordkeeping, or similar services to participants in the omnibus accounts. These services reduce or eliminate the need for identical services to be provided on behalf of the participants by Founders, the Funds' shareholder servicing agent, and/or by ITC, the Funds' Class F transfer agent. In such instances, Founders is authorized to pay the entity a sub-transfer agency or recordkeeping fee based on the number of participants in the entity's omnibus account, from the shareholder servicing fees applicable to each participant's account that are paid to Founders by the Funds. If commissions are earned by a registered broker-dealer from executing portfolio transactions on behalf of a specific Fund, the commissions may be credited by the broker-dealer against the sub-transfer agency or recordkeeping fee payable with respect to that Fund, on a basis that will have been negotiated between the broker-dealer and Founders. In such instances, Founders will apply any such credits to the shareholder servicing fee that it receives from the applicable Fund. Thus, the Fund will pay a shareholder servicing fee to Founders, and Founders will pay a sub-transfer agency or recordkeeping fee to the broker-dealer only to the extent that the fee is not off-set by brokerage credits. In the event that the shareholder servicing fee paid by a Fund to Founders with respect to participants in omnibus Class F share accounts in that Fund exceeds the sub-transfer agent or recordkeeping fee applicable to that Fund, Founders may carry forward the excess and apply it to future sub-transfer agent or recordkeeping fees applicable to that Fund that are charged by the broker-dealer. Such a carry-forward may not go beyond a calendar year.

      Decisions relating to purchases and sales of securities for a Fund, selection of broker-dealers to execute transactions, and negotiation of commission rates are made by Founders, subject to the general supervision of the Board of Directors of the Company.

      The following table lists the amount of brokerage commissions and gross spreads and concessions on principal transactions paid by the Funds for the fiscal years ended 2000, 1999, and 1998, respectively (none of which was paid to DSC):

                         Brokerage Commissions            Gross Spreads and Concessions
                   -----------------------------------  ----------------------------------
     Fund             2000        1999        1998        2000        1999        1998
----------------   -----------  ----------  ----------  ----------  ----------  ----------
Balanced           $1,184,776   $3,951,517  $3,647,987   $876,739    $767,727    $843,441
Discovery          $1,105,183    $354,976    $283,364   $8,277,663  $4,426,863  $2,610,430
Focus*                $19,104        $423         N/A     $21,333        $555         N/A
Government
Securities                N/A         N/A         N/A      $3,726      $9,059      $8,632
Growth             $5,491,557   $3,460,100  $5,150,827  $4,490,318  $2,168,826  $1,574,633
Growth and
Income             $1,010,207   $1,050,728  $2,648,554   $557,178    $257,946    $427,318
International
Equity               $334,138    $187,422    $111,638     $85,693    $281,311     $78,269
Mid-Cap Growth       $308,037    $487,616    $856,092   $2,011,601  $1,762,899  $1,394,161
Money Market              N/A         N/A         N/A         N/A         N/A         N/A
Passport           $11,150,877  $2,864,349   $220,075   $1,208,825  $1,343,340   $168,136
Worldwide
Growth             $1,637,270   $1,317,745   $905,910    $506,078    $512,546    $935,596

* Focus Fund inception date December 31, 1999.

      The differences in the amounts of brokerage commissions paid by the Funds during 2000 as compared to prior years are primarily attributable to increased market volatility, increased cash flows into and out of the Funds, changes in the assets of the Funds, and differences in portfolio turnover rates.

      The aggregate amount of transactions during the fiscal year ended December 31, 2000 in securities effected on an agency basis through a broker for research services, and the commissions and concessions related to such transactions, were as follows:

                             Commissions and
             Fund              Concessions       Transactions Amount
      --------------------  ------------------   ---------------------
      Balanced                    $194,463            $202,454,501
      Discovery                   $142,043             $71,482,583
      Focus                         $2,351              $2,360,991
      Growth                    $1,976,472          $2,151,304,567
      Growth and Income           $246,188            $255,391,609
      International               $298,435            $115,616,055
      Equity
      Mid-Cap Growth               $50,340             $32,699,256
      Passport                  $9,978,227          $3,351,612,653
      Worldwide Growth          $1,319,085            $570,040,032

      During the last three years no officer, director or affiliated person of the Company or Founders executed any portfolio transactions for a Fund, or received any commission arising out of such portfolio transactions.

      During the fiscal year, certain of the funds held securities of their regular brokers or dealers as follows:

           Fund                     Broker                  Value*
    Balanced              Morgan Stanley Dean Witter     $4,699,525
                          Merrill Lynch & Co.                   N/A
    Discovery             Morgan Stanley Dean Witter    $55,169,201
                          Merrill Lynch & Co.                   N/A
    Focus                 Morgan Stanley Dean Witter            N/A
    Government            Merrill Lynch & Co.                   N/A
    Securities
                          Associates Corporation                N/A
                          Household Finance                     N/A
                          Corporation
                          American General Finance              N/A
                          American Express Credit               N/A
    Growth                Merrill Lynch & Co.            $4,439,211
                          Morgan Stanley Dean Witter            N/A
    Growth and Income     Merrill Lynch & Co.            $1,457,508
    International         Morgan Stanley Dean Witter            N/A
    Equity
                          Merrill Lynch & Co.                   N/A
    Mid-Cap Growth        Morgan Stanley Dean Witter     $7,497,208
                          Merrill Lynch & Co.                   N/A
    Money Market          Morgan Stanley Dean Witter     $4,979,639
                          Merrill Lynch & Co.            $1,397,155
                          American Express Credit               N/A
                          Ford Motor Credit                     N/A
                          Prudential Funding             $5,076,944
                          Associates Corporation         $4,272,050
                          Household Finance                     N/A
                          Corporation
                          American General Finance              N/A
    Passport              Morgan Stanley Dean Witter            N/A
                          Merrill Lynch & Co.                   N/A
    Worldwide Growth      Morgan Stanley Dean Witter            N/A
                          Merrill Lynch & Co.                   N/A

* value as of 12/31/00, if applicable.

--------------------------------------------------------------------------------
                                  CAPITAL STOCK
--------------------------------------------------------------------------------

      The Company's capital stock, par value $0.01 per share, is divided into eleven series: Dreyfus Founders Balanced Fund, Dreyfus Founders Discovery Fund, Dreyfus Founders Focus Fund, Dreyfus Founders Government Securities Fund, Dreyfus Founders Growth Fund, Dreyfus Founders Growth and Income Fund, Dreyfus Founders International Equity Fund, Dreyfus Founders Mid-Cap Growth Fund, Dreyfus Founders Money Market Fund, Dreyfus Founders Passport Fund and Dreyfus Founders Worldwide Growth Fund. Each series other than the Government Securities and Money Market Funds is divided into multiple classes of shares: Class A, Class B, Class C, Class F, Class R and Class T. All shares of the Government Securities and Money Market Funds have been designated as Class F shares. The Board of Directors is authorized to create additional series or classes of shares, each with its own investment objectives and policies.


      As of February 15, 2001, no person owned of record or, to the knowledge of the Company, beneficially, more than 5% of the capital stock of any Fund then outstanding except:

                                              Fund             Amount owned
                                     -----------------------  ----------------
Charles Schwab & Co., Inc.,          Balanced - Class F            15.61%
101 Montgomery Street
San Francisco, CA  94104             Discovery - Class F           24.39%
(record owner)
                                     Focus - Class F                6.78%


                                     Government Securities          9.59%
                                    - Class F

                                     Growth - Class F              18.11%

                                     Growth and Income -            6.96%
                                     Class F

                                     Mid-Cap Growth -              17.93%
                                     Class F

                                     Passport  - Class F           35.60%

                                     Worldwide Growth -            32.05%
                                     Class F

National Financial Services Corp.    Balanced - Classes C           5.24%
P.O. Box 3908                        and F
Church Street Station
New York, NY  10008                  Growth - Classes A, B          5.95%
(record owner)                       and F


                                     Passport Classes B             5.81%
                                      and F

                                     Worldwide Growth -            10.60%
                                     Classes A, B and F


Donaldson, Lufkin & Jenrette         Focus - Classes A and          6.08%
Securities Corp.                     B
P.O. Box 2052
Jersey City, NJ  07303
(record owner)

Salomon Smith Barney Inc.            Discovery - Classes            6.82%
388 Greenwich Street                 B, C F and T
New York, NY  10013
(record owner)

MLPF&S for the sole benefit of its   International Equity           5.46%
customers                            - Classes A, B and C
4800 Deer Lake Dr. E. Fl. 3
Jacksonville, FL  32246-6484         Passport - Classes A,          9.88%
(record owner)                       B and C

Prudential Securities Inc.           Passport - Classes B,          5.09%
1 New York Plaza                     C, F and T
New York, NY  10004-19013
(record owner)

American Express Trust Company       Balanced - Class F            24.01%
733 Marquette Avenue
Minneapolis, MN  55402
(record owner)

Fidelity Investments                 Balanced - Class F             8.77%
400 Los Colinas Blvd E.
Irving, TX  75309-5579               Discovery - Class A            9.50%
(record owner)                       and F


                                     Growth - Class F              11.10%


Eugene H. Vaughan, Jr.               Money Market - Class F        10.97%
600 Travis Street Suite 6300
Houston, TX  77002 -3007
(record and beneficial owner)

First Union National Bank            International Equity           5.02%
1525 W. Wt Harris Blvd. #1151        - Class R
Charlotte, NC  28262-8522
(record owner)

Boston Safe Deposit Co.              International Equity           7.77%
Trustee Dreyfus Retirement Services  - Class R
135 Santilli HWY
Everett, MA  02149-1906              Worldwide Growth -            12.65%
(record owner)                       Class R

Cigna Retirement & Investment Serv.  Balanced - Class F            21.10%
One Commercial Plaza
280 Trumbull Street                  Growth - Class F               8.49%
Hartford, CT  06103
(record and beneficial owner)


      Shares of each Class of each Fund are fully paid and nonassessable when issued. All shares of each Class of a Fund participate equally upon liquidation and in dividends and other distributions by that Class, and participate in proportion to their relative net asset values in the residual assets of a Fund in the event of its liquidation. Shares of each Class of each Fund are redeemable as described herein under "Redemption of Shares" and under "About Your Investment" or "Your Investment" in the Prospectuses. Fractional shares have the same rights proportionately as full shares. The Company does not issue share certificates. Shares of the Company have no conversion, subscription or preemptive rights.

      Each full share of the Company has one vote and fractional shares have proportionate fractional votes. Shares of the Funds are generally voted in the aggregate except where separate voting by each Class and/or each Fund is required by law. The Company is not required to hold regular annual meetings of shareholders and does not intend to do so; however, the Board of Directors will call special meetings of shareholders if requested in writing generally by the holders of 10% or more of the outstanding shares of each Fund or as may be required by applicable law or the Company's Articles of Incorporation. Each Fund will assist shareholders in communicating with other shareholders as required by federal and state securities laws. Directors may be removed by action of the holders of a majority or more of the outstanding shares of all of the Funds. Shares of the Company have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of directors can elect 100% of the directors if they choose to do so and, in such an event, the holders of the remaining less than 50% of the shares voting for the election of directors will not be able to elect any person or persons to the Board of Directors.


--------------------------------------------------------------------------------
                                PRICING OF SHARES
--------------------------------------------------------------------------------

The Company calculates net asset value per share, and therefore effects sales, redemptions, and repurchases of its shares, once daily as of the close of regular trading on the New York Stock Exchange (the "Exchange") (generally 4 p.m. EST) on each day the Exchange is open for trading. The Exchange is not open for trading on the following holidays: New Year's Day, Martin Luther King Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

ALL FUNDS EXCEPT MONEY MARKET FUND. The net asset value per share of each Class of each Fund is calculated by dividing the value of all securities held by that Fund and its other assets (including dividends and interest accrued but not collected) attributable to that Class, less the Fund's liabilities (including accrued expenses) attributable to that Class, by the number of outstanding shares of that Class. Expenses and fees, including the advisory fees and fees pursuant to the Distribution Plans and Shareholder Services Plan, are accrued daily and taken into account for the purpose of determining the net asset value of each Class of each Fund's shares. Because of the differences in the operating expenses incurred by each Class of a Fund, the per share net asset value of each Class will differ.

DOMESTIC EQUITY SECURITIES. A security listed or traded on a securities exchange or in the over-the counter market is valued at its last sale price on the exchange or market where it is principally traded; lacking any sales on that day, the security is valued at the current closing bid price, or by quotes from dealers making a market in the security if the closing bid price is not available.

FOREIGN SECURITIES. Foreign securities traded on foreign exchanges ordinarily are valued at the last quoted sale price available before the time when the Funds' assets are valued. Lacking any sales on that day, the security is valued at the current closing bid price, or by quotes from dealers making a market in the security if the closing bid price is not available. In some cases, particularly with respect to securities or companies in certain Latin American countries, prices may not be available in a timely manner. Therefore, such prices will be obtained from a Board-authorized pricing service. These prices will be reflective of current day trading activity, and will be secured at a consistent time each day. If a security's price is available from more than one U.S. or foreign exchange, the exchange that is the primary market for the security will be used. Foreign securities not traded on foreign exchanges, including 144As and foreign income securities, are valued on the basis of the average of at least two market maker quotes and/or the portal system. London closing exchange rates are used to convert foreign currencies to U.S. dollars.

DEBT INSTRUMENTS. Fixed and variable income securities are valued at the evaluated bid prices as determined on each valuation day by a portfolio pricing service approved by the Directors. Instruments for which vendor valuations are not available are valued by averaging the bid prices obtained from two active market makers in the security. Short-term securities are valued at amortized cost if their remaining maturity at the time of purchase is 60 days or less.

SECURITIES FOR WHICH MARKET QUOTATIONS ARE NOT AVAILABLE. Securities for which quotations are not readily available, or other assets, shall be valued at fair market value as determined in good faith by the Board of Directors or pursuant to procedures approved by the Board of Directors.

PRICING SERVICES. The Company's Board of Directors periodically reviews and approves the pricing services used to value the Funds' securities. All pricing services may employ electronic data processing techniques and/or computerized matrix systems to determine valuations. Normal institutional-size trading units are normally selected in valuing debt securities.

MONEY MARKET FUND. The Board of Directors has adopted a policy that requires that the Fund use its best efforts, under normal circumstances, to maintain a constant net asset value of $1.00 per share using the amortized cost method. The amortized cost method involves valuing a security at its cost and thereafter accruing any discount or premium at a constant rate to maturity. By declaring these accruals to the Fund's shareholders in the daily dividend, the value of the Fund's assets, and thus its net asset value per share, generally will remain constant. No assurances can be provided that the Fund will be able to maintain a stable $1.00 per share net asset value. This method may result in periods during which the value of the Fund's securities, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the securities. During periods of declining interest rates, the daily yield on shares of the Fund computed as described above may tend to be higher than a like computation made by a similar fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio securities. Thus, if the use of amortized cost by the Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from investment in a similar fund utilizing market values, and existing investors in the Fund would receive less investment income. The converse would apply in a period of rising interest rates.

      In connection with its use of the amortized cost method, Money Market Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only portfolio securities having remaining maturities of 397 calendar days or less, and invest only in securities, whether rated or unrated, determined by the Board of Directors to be of high quality with minimal credit risks. The Board of Directors also has established procedures designed to stabilize, to the extent reasonably possible, the Fund's net asset value per share, as computed for the purpose of sales and redemptions, at $1.00. Such procedures include review of the Fund's portfolio holdings by the Board of Directors at such intervals as it may deem appropriate to determine whether the Fund's net asset value calculated by using available market quotations deviates from $1.00 per share, and, if so, whether such deviation may result in material dilution or may otherwise be unfair to existing shareholders. In the event the Board of Directors determines that such a deviation exists, the Board will take such corrective action as it deems necessary and appropriate, which action might include selling portfolio securities prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends, or establishing a net asset value per share by using available market quotations.

OPTIONS. When a Fund writes an option, an amount equal to the premium received is included in the Fund's Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written.

      When the Funds purchase a put or call option on a stock index, the premium paid is included in the asset section of the Fund's Statement of Assets and Liabilities and subsequently adjusted to the current market value of the option. Thus, if the current market value of the option exceeds the premium paid, the excess is unrealized appreciation and, conversely, if the premium exceeds the current market value, such excess is unrealized depreciation.


--------------------------------------------------------------------------------
                       DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

      Each of the Funds intends to qualify annually as a regulated investment company. Generally, regulated investment companies are relieved of federal income tax on the net investment income and net capital gains that they earn and distribute to their shareholders. Unless an account is not subject to income taxes, shareholders must include all dividends and capital gains distributions in taxable income for federal, state and local income tax purposes.

      Distributions paid from a Fund's investment company taxable income (which includes, among other items, dividends, interest, and the excess of net short-term capital gains over net long-term capital losses) are taxable as ordinary income whether received in cash or additional shares. Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) designated by a Fund as capital gain dividends are taxable as long-term capital gain, regardless of the length of time the shareholder has held his Fund shares at the time of the distribution, whether received in cash or additional shares. Shareholders receiving distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share received equal to the net asset value of a share of that Fund on the reinvestment date.

      Any loss realized by a shareholder upon the disposition of shares held for six months or less from the date of his or her purchase will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period. Further, a loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced (whether by reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

      A portion of a Fund's dividends may qualify for the corporate dividends-received deduction; however, the alternative minimum tax applicable to corporations may reduce the value of the dividends-received deduction.

      All dividends and distributions are regarded as taxable to the investor, whether or not such dividends and distributions are reinvested in additional shares. If the net asset value of Fund shares should be reduced below a shareholder's cost as a result of a distribution of such realized capital gains, such distribution would be taxable to the shareholder although a portion would be, in effect, a return of invested capital. The net asset value of each Fund's shares reflects accrued net investment income and undistributed realized capital gains; therefore, when a distribution is made, the net asset value is reduced by the amount of the distribution. Distributions generally are taxable in the year in which they are received, regardless of whether received in cash or reinvested in additional shares. However, dividends declared in October, November, or December of a calendar year to shareholders of record on a date in such a month and paid by a Fund during January of the following calendar year will be taxable as though received by shareholders on December 31 of the calendar year in which the dividends were declared.

      While the Funds intend to make distributions at the times set forth in the Prospectuses, those times may be changed at each Fund's discretion. The Funds intend to distribute substantially all investment company taxable income and net realized capital gains. Through such distributions, and by meeting certain other requirements, each Fund intends to continue to qualify for the tax treatment accorded to regulated investment companies under Subchapter M of the Internal Revenue Code (the "Code"). In each year in which a Fund so qualifies, it will not be subject to federal income tax upon the amounts so distributed to investors. The Code contains a number of complex tests to determine whether a Fund will so qualify, and a Fund might not meet those tests in a particular year. If it did not so qualify, the Fund would be treated for tax purposes as an ordinary corporation and receive no tax deduction for payments made to shareholders. Qualification as a regulated investment company does not involve supervision by any governmental authority either of the Company's management or of the Funds' investment policies and practices.

      Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent application of the excise tax, the Funds intend to continue to make distributions in accordance with this requirement. However, the Company's Board of Directors and Founders could determine in a particular year that it would be in the best interests of shareholders for a Fund not to make such distributions at the required levels and to pay the excise tax on the undistributed amounts. That would reduce the amount of income or capital gains available for distribution to shareholders.

      Certain options and forward contracts in which the Funds may invest are "section 1256 contracts." Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses; however, foreign currency gains or losses (as discussed below) arising from certain section 1256 contracts may be treated as ordinary income or loss. Also, section 1256 contracts held by the Funds at the end of each taxable year (and, with some exceptions, for purposes of the 4% excise tax, on October 31 of each year) are "marked-to-market," with the result that unrealized gains or losses are treated as though they were realized.

      Generally, the hedging transactions undertaken by the Funds may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Funds. In addition, losses realized by the Funds on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to the Funds of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by the Funds, which is taxed as ordinary income when distributed to shareholders.

      The Funds may make one or more of the elections available under the Code that are applicable to straddles. If any of the elections are made, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

      Because application of the straddle rules may affect the character of gains or losses by deferring losses and/or accelerating the recognition of gains from the affected straddle positions, the amount that must be distributed to shareholders and that will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

      Requirements related to the Funds' status as regulated investment companies may limit the extent to which any particular Fund will be able to engage in transactions in options and forward contracts.

      The Funds intend to accrue dividend income for Federal income tax purposes in accordance with Code rules applicable to regulated investment companies. In some cases, these rules may have the effect of accelerating (in comparison to other recipients of the dividend) the time at which the dividend is taken into account by a Fund as income.

      Gains or losses attributable to fluctuations in foreign currency exchange rates that occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time a Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain options and forward contracts, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the position and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of a Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. If section 988 losses exceed other investment company taxable income during a taxable year, a Fund generally would not be able to make any ordinary income dividend distributions. Such distributions made before the losses were realized generally would be recharacterized as a return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in his or her Fund shares.

      A Fund may be required to withhold federal income tax at the rate of 31% of all taxable distributions and gross proceeds from the disposition of Fund shares payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or where a Fund or a shareholder has been notified by the Internal Revenue Service (the "IRS") that a shareholder is subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's federal income tax liability.

      Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the amount of foreign taxes that will be imposed on a Fund. If more than 50% of the value of a Fund's total assets at the close of any taxable year consists of securities of foreign corporations, the Fund will be eligible to, and may, file an election with the IRS that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign and U.S. possessions' income taxes paid by it. The Fund will report to its shareholders shortly after each taxable year their respective shares of the Fund's income from sources within, and taxes paid to, foreign countries and U.S. possessions if it makes this election.

      Certain Funds may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain on disposition of the stock (collectively "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders.

      Money Market Fund will declare a dividend of its investment company taxable income on a daily basis, and shareholders of record begin receiving dividends no later than the next day following the day when the purchase is effected. The dividend declared at 4:00 p.m. Eastern time will be deducted immediately before the net asset value calculation is made. Shareholders will receive dividends in additional shares, unless they elect to receive cash by notifying the Transfer Agent in writing. Dividends will be reinvested monthly on the last business day of each month at the per share net asset value on that date. If cash payment is requested, checks will be mailed as soon as possible after the end of the month. If a shareholder redeems his entire account, all dividends declared to the effective date of redemption will be paid at that time. Shareholders will receive quarterly statements of account activity, including information on dividends paid or reinvested. Shareholders also will receive confirmations after each transaction, except as stated in the applicable Prospectus. Tax information will be provided annually.

      Money Market Fund's net income consists of all interest income accrued (including accrued discount earned and premium amortized), plus or minus all short-term realized gains and losses on portfolio assets, less accrued expenses. The amount of the daily dividend will fluctuate. To the extent necessary to attempt to maintain a net asset value of $1.00 per share, the Board of Directors may consider the advisability of temporarily reducing or suspending payment of daily dividends.

      Founders may provide the Funds' Class F shareholders with information concerning the average cost basis of their shares to assist them in preparing their tax returns. This information is intended as a convenience to the Funds' Class F shareholders and will not be reported to the IRS. The IRS permits the use of several methods in determining the cost basis of mutual fund shares. Cost basis information provided by Founders will be computed using the single-category average cost method, although neither Founders nor the Company recommends any particular method of determining cost basis. Other methods may result in different tax consequences. If a Fund's shareholder has reported gains or losses from investments in the Fund in past years, the shareholder must continue to use the method previously used, unless the shareholder applies to the IRS for permission to change methods.

      The treatment of any ordinary dividends and capital gains distributions to shareholders from a Fund under the various state and local income tax laws may not parallel that under federal law. In addition, distributions from a Fund may be subject to additional state, local, and foreign taxes, depending upon each shareholder's particular situation. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.


--------------------------------------------------------------------------------
                        YIELD AND PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

      The Company may, from time to time, include the yield or total return of the Funds in advertisements or reports to shareholders or prospective investors. Quotations of yield for the Government Securities and Balanced Funds will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses accrued during the period ("net investment income"), and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

      YIELD = 2[(1 + A-B)^6 - 1]
                     ---
                     cd
where       a =   dividends and interest earned during the period,

            b =   expenses accrued for the period (net of  reimbursements),

            c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and

            d = the maximum offering price per share on the last day of the period.

      The yields of the Balanced and Government Securities Funds for the 30 days ended December 31, 2000 were 1.77% and 5.23%, respectively.

      For the seven day period ended December 31, 2000, the Money Market Fund's yield was 5.94% and its effective yield was 6.12%. The Money Market Fund's yield is computed in accordance with a standardized method which involves determining the net change in the value of a hypothetical pre-existing Fund account having a balance of one share at the beginning of a seven day calendar period for which yield is to be quoted, dividing the net change by the value of the account at the beginning of the period to obtain the base period return, and annualizing the results (i.e., multiplying the base period return by 365/7). The net change in the value of the account reflects the value of additional shares purchased with dividends declared on the original share and any such additional shares and fees that may be charged to shareholder accounts, in proportion to the length of the base period and the Fund's average account size, but does not include realized gains and losses or unrealized appreciation and depreciation. Effective yield is computed by adding 1 to the base period return, calculated as described above, raising that sum to a power equal to 365/7, and subtracting 1 from the result, according to the following formula:

      EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1)^365/7] -1

      Quotations of average annual total return for each Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of 1, 5, and 10 years (up to the life of the Fund). These are the annual total rates of return that would equate the initial amount invested to the ending redeemable value. These rates of return are calculated pursuant to the following formula: P (1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of a proportional share of Fund expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid. A Class's average annual total return figures calculated in accordance with this formula assume that in the case of Class A or Class T, the maximum sales load has been deducted from the hypothetical initial investment at the time of purchase or, in the case of Class B or Class C, the maximum applicable CDSC has been paid upon redemption at the end of the period.

      Prior to December 31, 1999, the Company offered a single Class of shares of each Fund without a separate designation. This Class was redesignated as Class F shares on December 31, 1999. The average annual total returns of each Fund's Classes of shares for the 1, 5, and 10 year (or Life of Fund) periods ended December 31, 2000 were:

                                    Aggregate
                                      Total
                   Aggregate        Return
                 Total Return       Since                                   Average
                     Since        Inception                                 Annual
                   Inception       Based on                                 Total
                 Based on Net      Maximum                                  Return
AVERAGE           Asset Value      Offering      Average      Average       for 10
ANNUAL             (without      Price (with     Annual       Annual        Years or
RETURN           deduction of     deduction      Total        Total         Life of
                    maximum       of maximum     Return       Return        Fund (if
                  sales load      sales load     for One      for 5         less than
     Fund          or CDSC)        or CDSC)         Year        Years       10 years)
---------------  --------------  -------------   -----------  -----------   -----------
Balanced
   Class A*        -10.21%         -15.38%         -15.38%      N/A           N/A
   Class B*        -11.06%         -14.62%         -14.62%      N/A           N/A
   Class C*        -11.36%         -11.36%         -11.36%      N/A           N/A
   Class F         N/A             N/A             -10.44%        6.74%        10.81%a
   Class R*        -10.18%         -10.18%         -10.18%      N/A           N/A
   Class T*        -10.67%         -14.68%         -14.68%      N/A           N/A
Discovery
   Class A*         -8.18%         -13.46%         -13.43%      N/A           N/A
   Class B*         -8.92%         -12.56%         -12.53%      N/A           N/A


                                       91

   Class C*         -8.87%          -8.87%          -8.84%      N/A           N/A
   Class F         686.36% b       N/A              -8.23%       22.57%        21.39%
   Class R*         -7.98%          -7.98%          -7.96%      N/A           N/A
   Class T*         -8.43%         -12.55%         -12.51%      N/A           N/A
Focus
   Class A*        -27.44%         -31.61%         -31.61%      N/A           N/A
   Class B*        -28.00%         -30.88%         -30.88%      N/A           N/A
   Class C*        -28.08%         -28.08%         -28.08%      N/A           N/A
   Class F*         27.44%         N/A              27.44%      N/A           N/A
   Class R*        -24.64%         -24.64%         -24.64%      N/A           N/A
   Class T*        -26.96%         -30.24%         -30.24%      N/A           N/A
Government
Securities
   Class F         114.08% c       N/A              10.57%        5.21%         5.77%
Growth
   Class A*        -27.30%         -31.48%          31.48%      N/A           N/A
   Class B*        -27.77%         -30.66%         -30.66%      N/A           N/A
   Class C*        -27.72%         -27.72%         -27.72%      N/A           N/A
   Class F         N/A             N/A             -27.23%       13.30%        17.63%d
   Class R*        -27.08%         -27.08%         -27.08%      N/A           N/A
   Class T*        -27.38%         -30.64%         -30.64%      N/A           N/A
Growth and
Income
   Class A*        -19.04%         -23.69%         -23.69%      N/A           N/A
   Class B*        -20.09%         -23.29%         -23.29%      N/A           N/A
   Class C*        -19.96%         -19.96%         -19.96%      N/A           N/A
   Class F         N/A             N/A             -19.57%       10.11%        11.90%e
   Class R*        -18.91%         -18.91%         -18.91%      N/A           N/A
   Class T*        -19.69%         -23.29%         -23.29%      N/A           N/A
International
Equity
   Class A*        -17.60%         -22.34%         -22.34%      N/A           N/A
   Class B*        -18.27%         -21.54%         -21.48%      N/A           N/A
   Class C*        -18.37%         -18.37%         -18.37%      N/A           N/A
   Class F         110.57% f       N/A             -17.65%       16.06%        16.06%
   Class R*        -17.45%         -17.45%         -17.45%      N/A           N/A
   Class T*        -17.85%         -21.54%         -21.54%      N/A           N/A


                                       92

Mid-Cap Growth
   Class A*        -23.40%.        -27.80%         -27.80%      N/A           N/A
   Class B*        -24.14%         -27.18%         -27.18%      N/A           N/A
   Class C*        -24.14%         -24.14%         -24.14%      N/A           N/A
   Class F         N/A             N/A             -23.69%        7.46%        13.42%g
   Class R*        -23.28%         -23.28%         -23.28%      N/A           N/A
   Class T*        -23.80%         -27.22%         -27.22%      N/A           N/A
Money Market
   Class F h       N/A             N/A               4.35%        4.67%         4.40%
Passport
   Class A*        -29.61%         -33.66%         -33.66%      N/A           N/A
   Class B*        -30.05%         -32.85%         -32.85%      N/A           N/A
   Class C*        -30.13%         -30.13%         -30.13%      N/A           N/A
   Class F         112.59% i       N/A             -29.65%       12.61%        11.17%
   Class R*        -29.44%         -29.44%         -29.44%      N/A           N/A
   Class T*        -29.79%         -32.94%         -32.94%      N/A           N/A
Worldwide
Growth
   Class A*        -21.82%         -26.31%         -26.31%      N/A           N/A
   Class B*        -22.67%         -25.76%         -25.76%      N/A           N/A
   Class C*        -22.70%         -22.70%         -22.70%      N/A           N/A
   Class F         257.95% j       N/A             -22.14%        9.85%        12.87%
   Class R*        -21.94%         -21.94%         -21.94%      N/A           N/A
   Class T*        -22.34%         -25.83%         -25.83%      N/A           N/A

* Inception date 12/31/99.
a) Inception date 2/19/63; b) Inception date 12/31/89; c) Inception date 3/1/88;
d) Inception date 1/5/62; e) Inception date 7/5/38; f) Inception date 12/29/95;
g) Inception date 9/8/61; h) Inception date 6/23/81; i) Inception date 11/16/93;
j) Inception date 12/31/89

      Performance information for a Fund may be compared in reports and promotional literature to: (i) the Standard & Poor's 500 Stock Index ("S & P 500"), Dow Jones Industrial Average ("DJIA"), or other unmanaged indices so that investors may compare a Fund's results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general; (ii) other groups of mutual funds tracked by independent research firms that rank mutual funds by overall performance, investment objectives and assets, or tracked by other services, companies, publications, or persons, that rank mutual funds on overall performance or other criteria, such as Lipper Analytical Services, Money, Morningstar, Kiplinger's Personal Finance, CDA Weisenberger, Financial World, Wall Street Journal, U.S. News, Barron's, USA Today, Business Week, Investor's Business Daily, Fortune, Mutual Funds Magazine and Forbes; and (iii) the Consumer Price Index (a measure for inflation), to assess the real rate of return from an investment in the Funds. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

      Other unmanaged indices that may be used by the Funds in providing comparison data of performance and shareholder service include Lehman Brothers, National Association of Securities Dealers Automated Quotations, Frank Russell Company, Value Line Investment Survey, American Stock Exchange, Morgan Stanley Capital International, Wilshire Associates, Financial Times - Stock Exchange, New York Stock Exchange, the Nikkei Stock Average, and the Deutscher Aktienindex.

      Performance information for any Fund reflects only the performance of a hypothetical investment in the Fund during the particular time period on which the calculations are based. Performance information should be considered in light of the Fund's investment objectives and policies, characteristics and quality of the portfolios and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

      In conjunction with performance reports, comparative data between the Funds' performance for a given period and other types of investment vehicles, including certificates of deposit, may be provided to prospective investors and shareholders.

      Rankings, ratings, and comparisons of investment performance and/or assessments of the quality of shareholder service made by independent sources may be used in advertisements, sales literature or shareholder reports, including reprints of, or selections from, editorials or articles about the Funds. Sources of Fund performance information and articles about the Funds include, but are not limited to, the following:

      American Association of Individual Investors' Journal
      Banxquote
      Barron's
      Business Week
      CDA Investment Technologies
      CNBC
      CNN
      Consumer Digest
      Fabian Investor Resource
      Financial Times
      Financial World
      Forbes
      Fortune

      Ibbotson Associates, Inc.
      Individual Investor
      Institutional Investor
      Investment Company Data, Inc.
      Investor's Business Daily
      Kiplinger's Personal Finance
      Lipper Analytical Services, Inc.'s Mutual Fund Performance Analysis Louis Rukeyser's Mutual Funds
      Money
      Morningstar
      Mutual Fund Forecaster
      Mutual Funds Magazine
      No-Load Analyst
      No-Load Fund X
      Personal Investor
      Smart Money
      The New York Times
      The No-Load Fund Investor
      U.S. News and World Report
      United Mutual Fund Selector
      USA Today
      Wall Street Journal
      Weisenberger Investment Companies Service
      Working Woman
      Worth

      From time to time, advertising materials for the Funds may include biographical information relating to their portfolio managers and may refer to, or include commentary by, the portfolio managers relating to investment strategy, asset growth, current or past business, political, economic, or financial conditions and other matters of general interest to investors. Materials also may discuss or portray the principles of dollar-cost-averaging.

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

CODE OF ETHICS

      The Company, Founders and DSC each have adopted codes of ethics under Rule 17j-1 of the 1940 Act. These codes permit the personnel subject to the respective codes to invest in securities, including securities that may be purchased or held by the Funds. The provisions of the respective codes are summarized below.

MELLON SECURITIES TRADING POLICY.

      Mellon Financial Corporation ("MFC"), the ultimate parent company of Founders and DSC, has a comprehensive policy concerning personal securities trading to which each of Founders' and DSC's employees is subject. The procedures established by this policy are intended to detect and prevent conflicts of interest and activities prohibited by the federal securities laws. Founders, DSC, their related persons and their other employees may, under certain circumstances and consistent with the requirements of this policy, purchase or sell securities for themselves that Founders also recommends to clients.

      Founders and DSC, as indirect subsidiaries of MFC, are parts of a diversified financial services organization. While certain requirements of the policy are generally applicable to all MFC employees, because responsibilities vary among business areas, the policy imposes different requirements and limitations on employees based on the nature of their business activities. However, the purposes underlying these procedures are the same: preventing an employee from placing his or her interests above those of any client and avoiding even the appearance of impropriety. Portfolio managers and analysts are subject to the most extensive procedures under this policy. The provisions of the policy apply to transactions in an employee's name, as well as to transactions in all other accounts in which the employee has a beneficial interest or which the employee may influence or control. Since Founders serves as investment adviser to the Funds, the principal elements of the policy applicable to Founders' personnel are summarized below. Employees of DSC generally do not have access to information concerning Founders' trading activities for its clients.

      Founders' officers, Board of Managers members and employees who, in the normal course of their job responsibilities, receive material nonpublic information concerning Founders' trading in securities for the accounts of others (collectively, "investment employees"), as well as portfolio managers and analysts, are generally required to obtain prior written authorization for all personal securities transactions from designated pre-clearance officers. Such approval expires by the close of business on the next day. Prior approval is not required for transactions in shares in U.S. government securities, shares of open end investment companies, non-affiliated closed end investment companies, municipal bonds, index securities, and certain other securities which are not deemed to present any potential conflict of interest. Additionally, prior authorization is not required for securities transactions over which an employee has no direct or indirect control over the investment decision making process.

      Pre-clearance officers consult a "restricted list" to determine whether or not to grant trading authorization. In general, employees will not be given clearance to trade in any security that is on the restricted list or for which there is a pending buy or sell order. This provision does not apply to certain de minimis transactions, as defined in the policy.

      Certain types of trading strategies are discouraged under the policy. For example, portfolio managers, analysts and investment employees are prohibited from engaging in short-term trading, which is defined under the policy as any purchasing and selling, or selling and purchasing, of the same or equivalent securities within a sixty (60) calendar day period. Profits derived from short-term trading must be surrendered. Furthermore, portfolio managers generally are prohibited from buying or selling a security within seven calendar days before or after any of their managed accounts trade in the security. All employees are prohibited from investing in initial public offerings without prior approval, which is granted in only very limited circumstances.

      Portfolio managers, analysts and investment employees are required to report their personal holdings of non-exempt securities, and to have duplicate copies of confirmations and statements for their brokerage accounts sent to Founders' compliance department. Transactions which are not completed through brokerage accounts, such as inheritances, must be reported within 10 days.

      Founders, in conjunction with MFC, also has established an Investment Ethics Committee having authority and oversight responsibility with respect to personal securities trading by investment decision making personnel (generally, portfolio managers and analysts) designated by the Investment Ethics Committee as Access Decision Makers ("ADMs"). The Investment Ethics Committee has established practices that apply to ADMs, in addition to the standards set by the securities trading policy. These practices: (I) prohibit Founders' ADMs from acquiring in a private placement any security of an issuer in which any of Founders' managed funds or accounts is authorized to invest; (ii) prohibit certain designated ADMs from voluntarily acquiring securities of an issuer with a common equity capitalization of $100 million or less without prior written approval from the Investment Ethics Committee; (iii) require ADMs to report on a quarterly basis (a) personal holdings and transactions in securities that were also recommended for a transaction or held in a portfolio managed by the ADM during the quarter; (b) private placement holdings; (c) personal holdings in securities of an issuer with common equity market capitalization of $250 million or less; and (d) securities held outside of brokerage accounts. Subject to certain exceptions, ADMs are also required to disclose contemporaneously their personal interest in certain securities prior to making or acting upon portfolio recommendations in the same or equivalent securities.

COMPANY CODE OF ETHICS.

      The Company has adopted a Code of Ethics applicable principally to the independent Directors of the Company.1 The Company's Code is intended to prevent independent Directors from engaging in any personal securities transactions or other activities which might conflict with or adversely affect the interests of the Company and Fund shareholders. An Independent Director may not purchase or sell any security which he or she knows is then being purchased or sold, or being considered for purchase and sale, by any Fund. An Independent Director must report a personal securities transaction if, at the time of the transaction, the Director knew or should have known that during the 15 days preceding the transaction, such security was purchased or sold, or considered for purchase or sale, by any Fund.

INDEPENDENT ACCOUNTANTS

      PricewaterhouseCoopers LLP, 1670 Broadway, Suite 1000, Denver, Colorado, 80202, acts as independent accountants for the Company. The independent accountants are responsible for auditing the financial statements of each Fund and meeting with the Audit Committee of the Board of Directors.

REGISTRATION STATEMENT

      A Registration Statement (Form N-1A) under the 1933 Act has been filed with the Securities and Exchange Commission, Washington, D.C., with respect to the securities to which this Statement of Additional Information relates. If further information is desired with respect to the Company or such securities, reference should be made to the Registration Statement and the exhibits filed as a part thereof.





--------
1 While the Company's Code also applies to the employees of Founders who are Company officers, it provides that if a Founders employee complies with the provisions of the Mellon securities trading policy, he or she also will be in compliance with the Company's Code. Therefore, the requirements of the Company's Code applicable to Founders employees are not discussed here.

APPENDIX

RATINGS OF CORPORATE BONDS

      The following are nationally recognized statistical rating organizations ("NRSROs"): Fitch IBCA, Duff & Phelps ("Fitch"), Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Services ("S&P"), and Thompson Bankwatch, Inc. ("TBW").

      Guidelines for Moody's and S&P ratings are described below. For Fitch, ratings correspond exactly to S&P's format from AAA through D. For both TBW, ratings correspond exactly to S&P's format in all ratings categories. Because the Funds cannot purchase securities rated below B, ratings from Fitch and TBW can be compared directly to the S&P ratings scale to determine the suitability of a particular investment for a given Fund. For corporate bonds, a security must be rated in the appropriate category by one or more of these agencies to be considered a suitable investment.

      The four highest ratings of Moody's and S&P for corporate bonds are Aaa, Aa, A and Baa and AAA, AA, A and BBB, respectively.

MOODY'S. The characteristics of these debt obligations rated by Moody's are generally as follows:

      Aaa -- Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa -- Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities. Moody's applies the numerical modifiers 1, 2 and 3 to the Aa rating classification. The modifier 1 indicates a ranking for the security in the higher end of this rating category; the modifier 2 indicates a mid- range ranking; and the modifier 3 indicates a ranking in the lower end of this rating category.

      A -- Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

      Baa -- Bonds that are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      Ba -- Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      B -- Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

STANDARD & POOR'S. The characteristics of these debt obligations rated by S&P are generally as follows:

      AAA -- This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

      AA -- Bonds rated AA also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

      A -- Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

      BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in higher rated categories.

      BB -- Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

      B -- Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, and economic conditions will likely impair capacity or willingness to pay interest and repay principal.

RATINGS OF COMMERCIAL PAPER

      The same nationally recognized statistical rating organizations (NRSROs) are used for commercial paper as for corporate bonds: Fitch, Moody's, S&P, and TBW. The ratings that would constitute the highest short-term rating category are F-1 (Fitch), P-1 (Moody's), A-1 or A-1+ (S&P), and TBW-1 (TBW).

      Description of Moody's commercial paper ratings. Among the factors considered by Moody's in assigning commercial paper ratings are the following:
(1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of the risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative differences in strength and weakness in respect to these criteria would establish a rating of one of three classifications; P-1 (Highest Quality), P-2 (Higher Quality) or P-3 (High Quality).

      Description of S&P's commercial paper ratings. An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. The "A" categories are as follows:

      A -- Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2, and 3 to indicate the relative degree of safety.

      A-1 -- This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong.

      A-2 -- Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

      A-3 -- Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

RATINGS OF PREFERRED STOCK

MOODY'S. The characteristics of these securities rated by Moody's are generally as follows:

      "aaa" -- An issue that is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

      "aa" -- An issue that is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

      "a" -- An issue that is rated "a" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

      "baa" -- An issue that is rated "baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

      "ba" -- An issue that is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

      "b" -- An issue that is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

      NOTE: Moody's applies numerical modifiers 1, 2 and 3 in each rating classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S. The characteristics of these securities rated by S&P are generally as follows:

      AAA -- This is the highest rating that may be assigned by S&P to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

      AA -- A preferred stock issue rated AA also qualifies as a high-quality fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

      A -- An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

      BBB -- An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

      BB, B -- Preferred stocks rated BB and B are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and B a higher degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

      PLUS (+) OR MINUS (-): To provide more detailed indications of preferred stock quality, the ratings from AA to B may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.